UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported)   November 3, 2004

Family Home Health Services Inc.

-----------------------------------------------------------------

Nevada                        000-32887                02-0718322

-------------------      ----------------        ------------------------

State or other jurisdiction   Commission           File IRS Employer

of incorporation)               Number              Identification

No.

14 Pico Crescent

Thornhill, Ontario                                    L4J 8P4

-----------------------                        -------------------

(Address of principal                           (Zip/Postal Code)

  executive offices

Registrant's telephone number:     905 - 731 -0189

Myocash, Inc.

------------------------------------------------------------

(Former name or former address, if changed since last report)

Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the Exchange Act(17CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the Exchange Act(17CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 17, 2005, the Company entered into an agreement with Family Home Healthcare Services, LLC,(“FHHS”) a Delaware limited liability company to purchase 95% of the outstanding shares of Myocash, Inc. from the sole shareholder, and in addition Myocash is to issue an additional 20,000,000 shares of restricted common stock to the principals of the FHHS

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As result of the agreement entered into on January 17, 2005, the following individuals gained control of the Company:

The Kevin R Ruark Charitable Remainder Trust, Inc.

1,596,000 free trading common shares

8,400,000 restricted common shares

The James H. Pilkington Charitable Remainder Trust, Inc.

1,596,000 free trading common shares

8,400,000 restricted common shares

Kevin Ruark

  228,000 free trading common shares

1,200,000 restricted common shares

James Pilkington

  228,000 free trading common shares

1,200,000 restricted common shares

Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers.

On November 3, 2004, Marvin Winick resigned as an officer and director of the Company in recognition of the change in control of the Company to FHHS.

On November 3, 2004, James Pilkington and Kevin Ruark were elected as directors.  Kevin Ruark was appointed as Chairman and CEO.  James Pilkington was appointed as Vice-President.

Section 8 – Other Events

Item 8.01 Other Events

On November 3, 2004 the Company changed its name to Family Home Health Services Inc. in anticipation of entering into a definitive agreement as described above.

Section 9.01 – Financial Statements and Exhibits

(a)

The financial statements of Family Home Health Services LLC will be provided with the allotted time period.

Exhibits

10.1

Ownership Exchange Agreement

SIGNATURE

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

FAMILY HOME HEALTH SERVICES INC.

Date:    March 15, 2005

By:   /s/ K. Ruark

Kevin Ruark, CEO

Myocash, Inc.

Family Home Health Services, L.L.C.

Ownership Exchange Agreement

This stock exchange agreement (“Agreement”) dated January 17, 2005, by, between and among Family Home Health Services, L.L.C., a Delaware limited liability company ("FHHS"), Kevin R. Ruark (“Ruark”), James H. Pilkington (“Pilkington”), Myocash, Inc., a Nevada corporation ("MCI") and the Principals listed on Exhibit 6 (“Principal(s)”).

Whereas, Ruark and Pilkington each own 50% of the Membership Interests of FHHS; and

Whereas, MCI desires to acquire all of the Membership Interests of FHHS in exchange for the transfer of 20,000,000 restricted shares of the common stock of MCI.

Now, therefore, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

Article I.

EXCHANGE

Section 1.01

Transfer of FHHS.  At the Closing, subject to the terms of this Agreement, Ruark and Pilkington hereby each agree to sell, transfer, assign and convey to 50% of the Membership Interests of FHHS to MCI and MCI hereby agrees to acquire from Ruark and Pilkington 100% of the Membership Interests of FHHS.

Section 1.02

Transfer of MCI stock.  At the Closing, subject to the terms of this Agreement, MCI hereby agrees to transfer to each of Ruark and Pilkington, Ten Million (10,000,000) shares of the restricted common stock of MCI.

Article II.

CORPORATE GOVERNANCE AND RELATED MATTERS

Section 2.01

Articles of Incorporation of MCI.  The Articles of Incorporation of MCI, as amended as of the date of execution of this Agreement, which are attached to this Agreement as Exhibit 2.01, shall be the Articles of Incorporation of MCI as of the Effective Time.

Section 2.02

Amended and Restated Bylaws of MCI.  The Bylaws of MCI, as set forth on Exhibit 2.02, shall become the Bylaws of MCI automatically as of the Effective Time.

Section 2.03

Directors of MCI.  The Directors of MCI as of the Effective Time shall be as set forth on Schedule 2.03.

Section 2.04

Officers of MCI.  The Officers of MCI as of the Effective Time shall be as set forth on Schedule 2.04.

Section 2.05

Principal Executive Offices of MCI.  The principal executive offices of MCI after the Closing Date shall be maintained at FHHS's present location, being 801 West Ann Arbor Trail, Suite 200, Plymouth, MI 48170.

Section 2.06

Corporate Action by MCI.  The shareholders and Board of Directors of MCI shall, if necessary by applicable law, vote in favor of, or consent to, the matters specified in this Article II to occur or be in place immediately as of the Effective Time.

Article III.

CONDITIONS TO FHHS'S OBLIGATIONS

The obligation of FHHS to consummate the transactions to be performed by it in connection with the Closing is subject to the satisfaction as of the Closing of the following conditions:

Section 3.01

Representations and Warranties; Covenants.  The representations and warranties of MCI and the Principals contained in Article VI shall be true and correct in all material respects at and as of the Closing as though then made (without giving effect to any disclosures made by MCI or the Principals after the date of this Agreement), and MCI and the Principals shall have performed in all material respects all of the covenants and obligations required to be performed by them pursuant to this Agreement prior to the Closing.

Section 3.02

Material Adverse Change.  Prior to the Effective Time, no material adverse change shall have taken place with respect to the business, liabilities, financial condition, or applicable federal and state securities law status of MCI or any MCI Affiliate.

Section 3.03

Proceedings.  All corporate, limited liability company and other Proceedings taken or required to be taken by MCI and all MCI Affiliates in connection with the transactions contemplated by this Agreement to be consummated at or prior to the Effective Time and all documents incident thereto shall be satisfactory in form and substance to FHHS, Ruark and Pilkington and their respective counsel.

Section 3.04

Compliance with Applicable Laws.  No action, suit, or Proceeding shall be pending or Threatened before any Governmental Body and any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would, in FHHS's and/or Ruark’s and/or Pilkington’s reasonable judgment, (a) prevent consummation of any of the transactions contemplated by this Agreement, (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (c) affect adversely the right of the owners of FHHS's Membership Interests immediately prior to the Closing (the "FHHS Members") to own the MCI Shares to be provided to them in exchange for their FHHS Membership Interests, as set forth herein, or (d) affect adversely the right of MCI to own its and FHHS's assets (including the FHHS Affiliates) and to operate its or the FHHS Business (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

Section 3.05

Consents and Approvals.  All consents and approvals by (a) Governmental Bodies that are required, necessary or appropriate for the consummation of the transactions contemplated by this Agreement or the other agreements contemplated by this Agreement will have been obtained, and (b) all other Persons that are required in order to prevent a breach of, a default under, or a termination, any acceleration, change in the terms or conditions or modification of, any instrument, contract, lease, license or other agreement will have been obtained on terms and conditions satisfactory to FHHS, Ruark, Pilkington and their counsel.

Section 3.06

[Reserved]

Section 3.07

[Reserved]

Section 3.08

Opinion of MCI Counsel.  FHHS, Ruark and Pilkington shall have received from counsel to MCI, an opinion in the form and substance acceptable to FHHS, Ruark and Pilkington and their respective counsel, which shall be addressed to FHHS, Ruark and Pilkington, dated the Effective Time.

Section 3.09

Audited Financial Statements.  MCI shall cause, and shall be solely responsible to pay for, audited balance sheets and statements of income and statements of cash flows as of and for the fiscal years ended December 31, 2002 and December 31, 2003 for MCI and for such prior periods, if any, as counsel to FHHS may reasonably deem necessary or appropriate in connection with the fact that MCI's stock is publicly traded on the "pink sheets" or other public markets, with an accounting firm acceptable to FHHS, in its reasonable discretion.

Section 3.10

Closing Documents.  At the Closing, MCI shall have delivered to FHHS, Ruark and Pilkington all of the following documents:

(A)

a certificate of MCI, in a form reasonably satisfactory to FHHS and its counsel, dated as of the Closing Date, stating that the applicable conditions specified herein have been fully satisfied;

(B)

certified copies of the resolutions duly adopted by MCI's Board of  Directors and MCI's shareholders authorizing the execution, delivery and performance of this Agreement and each of the transactions contemplated by this Agreement;

(C)

certified copies of the resolutions duly adopted by the governing body of each MCI Affiliate authorizing the execution, delivery and performance of this Agreement and each of the transactions contemplated by this Agreement;

(D)

a certified copy of the articles of incorporation and the bylaws of MCI and each MCI Affiliate, in each case as in effect immediately prior to the Closing;

(E)

copies of all third party and Governmental Body and/or regulatory consents, approvals, filings, releases and terminations (or commitments to terminate) required in connection with the consummation of the transactions by this Agreement;

(F)

good standing certificates of each of MCI and each MCI Affiliate from the State of formation and each jurisdiction in which such entity is qualified to do business as a foreign entity, in each case dated as of a recent date prior to the Closing Date;

(G)

the MCI Shares shall be issued to the FHHS Members;

(H)

any and all sales, conveyance or other transfer Taxes payable in connection with the transactions contemplated by this Agreement, shall be paid by MCI; and

(I)

copies of such other documents relating to the transactions contemplated by this Agreement as FHHS, Ruark, Pilkington and their respective counsel may reasonably request.

Section 3.11

Waiver.  Any condition specified in this Article III may be waived if consented to in writing by FHHS, Ruark and Pilkington.

Section 3.12

Due Diligence.  FHHS, Ruark and Pilkington shall be satisfied, in their sole discretion, with their due diligence investigation of MCI, the MCI Affiliates and Principals.

Article IV.

CONDITIONS TO MCI'S OBLIGATIONS

The obligation of MCI to take the actions set forth in this Agreement and to consummate the transactions contemplated by this Agreement at or prior to the Closing is subject to the satisfaction as of the Closing of the following conditions:

Section 4.01

Representations and Warranties; Covenants.  The representations and warranties of FHHS contained in Article V shall be true and correct in all material respects at and as of the Closing as though then made (without giving effect to any disclosures made by FHHS after the date of this Agreement), and FHHS shall have performed in all material respects all of the covenants required to be performed by it pursuant to this Agreement prior to the Closing.

Section 4.02

Material Adverse Change.  Prior to the Effective Time, no material adverse change shall have taken place with respect to the FHHS Business, liabilities, or financial condition of FHHS or the FHHS Affiliates.

Section 4.03

Proceedings.  All corporate and other Proceedings taken or required to be taken by FHHS in connection with the transactions contemplated by this Agreement to be consummated at or prior to the Effective Time and all documents incident thereto shall be satisfactory in form and substance to MCI and its counsel.

Section 4.04

Compliance with Applicable Laws.  No action, suit, or Proceeding shall be pending or Threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would, in MCI's reasonable judgment, (a) prevent consummation of any of the transactions contemplated by this Agreement, (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (c) affect adversely the right of MCI to own its and FHHS's assets and to operate the FHHS Business (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

Section 4.05

Consents and Approvals.  All consents and approvals by (a) Governmental Bodies that are required, necessary or appropriate for the consummation of the transactions contemplated by this Agreement or the other agreements contemplated by this Agreement will have been obtained, and (b) all other Persons that are required in order to prevent a breach of, a default under, or a termination, any acceleration, change in the terms or conditions or modification of, any instrument, contract, lease, license or other agreement will have been obtained on terms and conditions satisfactory to MCI and its counsel.

Section 4.06

Registration Agreement.  MCI and the FHHS Members shall have entered into the Registration Agreement, and the Registration Agreement shall be in full force and effect as it relates to FHHS Members.

Section 4.07

Employment Agreement.  MCI shall have entered into the Employment Agreements, and the Employment Agreements shall be in full force and effect.

Section 4.08

Closing Documents.  At the Closing, FHHS shall have delivered to MCI all of the following documents:

(A)

a certificate of FHHS in a form reasonably satisfactory to MCI and its counsel, dated as of the Closing Date, stating that the applicable conditions specified herein have been fully satisfied;

(B)

certified copies of the resolutions duly adopted by FHHS's governing body and Members authorizing the execution, delivery and performance of this Agreement and each of the transactions contemplated by this Agreement;

(C)

a certified copy of the articles of organization and the operating agreement of FHHS, as in effect immediately prior to the Closing;

(D)

copies of all third party and Governmental Body and/or regulatory consents, approvals, filings, releases and terminations (or commitments to terminate) required in connection with the consummation of the transactions by this Agreement;

(E)

good standing certificates of FHHS from the State of Delaware, dated as of a recent date prior to the Closing Date;  and

(F)

copies of such other documents relating to the transactions contemplated by this Agreement as MCI and its counsel may reasonably request.

Section 4.09

Waiver.  Any condition specified in this Article IV may be waived if consented to in writing by MCI and the Principals.

Article V.

REPRESENTATIONS AND WARRANTIES OF FHHS

As a material inducement to MCI to enter into this Agreement, to enter into all other agreements and documents to be executed by the MCI in connection with this Agreement and to consummate the transactions contemplated by this Agreement and such other agreements, FHHS represents and warrants to MCI as follows:

Section 5.01

Organization; Power; and Qualification.  FHHS is duly organized and validly existing under the laws of the State of Delaware. FHHS has full power and authority and all material licenses, permits, and authorizations necessary to carry on the FHHS Business in which It is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it and has all requisite power and authority and all Governmental Body licenses, authorizations, consents and approvals necessary to own, lease and operate its properties and to carry on the FHHS Business as it is now being conducted.  As of the Closing Date, FHHS will be qualified to do business and is in good standing in each jurisdiction in which the character and location of the assets or the nature of the FHHS Business makes such qualifications necessary, except in such jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. Complete and correct copies of the Articles of Organization and Operating Agreement of FHHS, as amended to the date of this Agreement, have been delivered to MCI.

Section 5.02

Authority; Power.  The execution and delivery of this Agreement by FHHS has been authorized by all necessary corporate action on the part of FHHS.  FHHS has the requisite limited liability company power and authority to execute and deliver this Agreement, and to take any and all other actions required to be taken, directly or indirectly, by it pursuant to the provisions of this Agreement.  This Agreement constitutes the legal, valid and binding obligation of FHHS enforceable against it in accordance with its terms.

Section 5.03

Noncontravention.  Except as set forth on Schedule 5.03, neither the execution and the delivery of this Agreement or the agreements contemplated by this Agreement nor the consummation of the transactions contemplated by this Agreement or such other agreements, will (a) to FHHS's Knowledge, violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Body, or court to which FHHS is subject, or (b) violate any provision of FHHS's organizational documents, or (c) materially conflict with, result in a material breach of, constitute a material default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument, or other arrangement to which FHHS is a party or by which they are bound or to which their respective assets is subject, or (d) result in the imposition of any security interest upon any material assets of FHHS.  Except as set forth on Schedule 5.03, to FHHS's Knowledge, FHHS is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Body in order for (i) the Parties to consummate the transactions contemplated by this Agreement, and (ii) MCI to carry on the FHHS Business after the Closing in substantially the same manner as presently conducted and as proposed to be conducted.

Section 5.04

Capital Structure of FHHS and Related Matters.  Ruark and Pilkington each own fifty (50%) percent of the Percentage Interest of FHHS.  There are no other classes of capital of FHHS authorized, issued or outstanding.  There are no outstanding options, warrants or other rights of any kind to acquire any Percentage Interest of FHHS's, nor any outstanding securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any Percentage Interest of FHHS.

Section 5.05

Subsidiaries and Investments.  FHHS does not own, directly or indirectly, any stock, partnership interest, membership interests, joint venture interest or other security or interest in any other Person.

Section 5.06

Financial Statements.  Schedule 5.06 contains the following financial statements (collectively the "FHHS Financial Statements"):  balance sheets and statements of income and statements of cash flows as of and for the fiscal years ended December 31, 2002 and December 31, 2003 for FHHS.  The FHHS Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of FHHS (as reflected in the applicable FHHS Financial Statements) as of such dates and the results of operations of FHHS and the FHHS Subsidiaries (as reflected in the applicable FHHS Financial Statements) for such periods, are correct and complete in all material respects, and are consistent with the books and records of FHHS (which books and records are correct and complete in all material respects).  Copies of the consolidated FHHS Financial Statements, as well as balance sheets and related consolidated statements of income, shareholders' equity and cash flows of FHHS as of September 30, 2004 and for the three (3) months then ended (the "Interim FHHS Financial Statements") have been delivered to the MCI.  The Interim FHHS Financial Statements are subject to normal year-end adjustments necessary for a fair presentation of the financial condition or results of operation of FHHS.

Section 5.07

Undisclosed Liabilities.  Except as set forth on Schedule 5.07, to FHHS's Knowledge, FHHS has no material Liabilities (whether known or unknown, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), except for (a) Liabilities recorded in Interim FHHS Financial Statements or disclosed in the footnotes thereto, (b) Liabilities and obligations incurred after the date as of which such balance sheet is dated in the ordinary course of business (none of which relates to (i) breach of contract (other than customer write-offs, discounts or adjustments in the ordinary course of business and consistent with past custom and practice) (ii) breach of warranty, (iii) tort, (iv) infringement, (v) violation of law, (vi) any action, suit or Proceeding, or (vii) any writ, injunction, decree, order, judgment, or litigation) affecting the ownership, lease, occupancy or operation of the real property leased by FHHS ("Leased Real Property"), in each case which could reasonably be expected to have a Material Adverse Effect, and (c) Liabilities under or in connection with contracts, agreements and other arrangements disclosed on Schedule 5.12(a) or Schedule 5.12(b) due solely to the specific dollar thresholds and other requirements contained in Section 5.12 below.

Section 5.08

Legal Compliance and Permits.

(A)

Except as set forth on Schedule 5.08(a) and except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect, to the Knowledge of FHHS, (i) FHHS has complied with and is in compliance with all applicable laws, rules, regulations and orders of federal, state, local, and foreign governments (and all agencies thereof) and with all instruments of record, agreements, covenants, conditions and restrictions affecting the Leased Real Property,  and (ii) no action, suit, Proceeding or hearing is pending against FHHS alleging any failure to so comply and no notice (written or oral), charge or claim has been received by FHHS alleging any failure to so comply in respect of FHHS.

(B)

Except as set forth on Schedule 508(b), to the Knowledge of FHHS, FHHS holds all material permits, licenses, certificates, accreditations and other authorizations (the "FHHS Permits") of all Governmental Bodies for the conduct of the FHHS Business and the ownership of its properties.  To FHHS's Knowledge, FHHS is in compliance with the terms and conditions of all such FHHS Permits which it holds and, except as set forth on Schedule 5.08(b), to FHHS's knowledge, all such FHHS Permits will be available for use by MCI immediately after the Closing.

Section 5.09

Tangible Assets.  Except as set forth on Schedule 5.09, the assets owned or leased by FHHS include all machinery, equipment, and other tangible assets sufficient for the conduct of FHHS Business as presently conducted and as, to the Knowledge of FHHS, proposed to be conducted, and such assets are, subject to normal wear and tear, free from material defects, are in good operating condition and repair, and are suitable for the purposes for which they presently are used (except for equipment that is being or is planned to be repaired consistent with past custom or practice or immaterial amounts of assets which are used as spare parts, which are intended to be reworked or which are scrap items consistent with past custom and practice).

Section 5.10

Title to Personal Property.  Except as set forth on Schedule 5.10, FHHS has good title to, or a valid leasehold interest in, all personal property used in connection with the operation of FHHS Business, free and clear of any material Liens, except (a) Liens for Taxes not yet due and payable or being contested in good faith by appropriate Proceedings and in respect of which adequate reserves under GAAP have been established on the FHHS Financial Statements, and (b) Permitted Liens.

Section 5.11

Owned Real Property.  FHHS does not own any real property.

Section 5.12

Contracts.

(A)

  5.12(a) lists the following contracts, agreements and other arrangements to which FHHS is a party or subject ("Contracts") and denotes with an asterisk (*) whether the consent of any third party thereto is required as a result of the consummation of the transactions contemplated by this Agreement:

(i)

management agreement, contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual cash or other compensation in excess of $50,000 (other than at-will employment arrangements) or providing for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated hereby;

(ii)

material contract or agreement requiring the consent of any party in connection with the consummation of the transactions contemplated hereby, containing any provision which would result in a modification of any rights or obligations of any party thereunder in connection with the consummation of the transactions contemplated hereby or which would provide any party any remedy (including rescission or liquidated damages) in connection with the consummation of the transactions contemplated hereby;

(iii)

contract under which FHHS has advanced or loaned monies to any other Person or otherwise agreed to advance, loan or invest any funds;

(iv)

agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a material Lien (other than a Permitted Lien) on any asset or group of assets of FHHS or any letter of credit arrangements;

(v)

guaranty of any material obligation for borrowed money or otherwise (other than endorsements made for collection in the ordinary course of business);

(vi)

lease or agreement under which FHHS is lessee of or holds or operates any property, real or personal, owned by any other Person, except for any lease of personal property under which the aggregate annual rental payments do not exceed $5,000;

(vii)

material lease or agreement under which FHHS is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by FHHS;

(viii)

material license or royalty agreements;

(ix)

nondisclosure or confidentiality agreements (other than those entered into in the ordinary course of business with customers, suppliers and employees);

(x)

contract or group of related contracts with the same party or group of affiliated Parties for the purchase of raw materials, commodities, supplies, products, equipment or other personal property or for the receipt of services under which the undelivered balance of such products and services has a selling price in excess of $50,000;

(xi)

material contract relating to the marketing, sale, advertising or promotion of its products and/or services;

(xii)

agreements with any of the Ruark and Pilkington or any of their Affiliates;

(xiii)

agreements relating to the ownership of or investments in any business or enterprise, including investments in joint ventures and minority equity investments;

(xiv)

material assignment, license, indemnification or other agreement with respect to any intangible property (including any Intellectual Property);

(xv)

power of attorney or other similar agreement or grant of agency;

(xvi)

contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; or

(xvii)

"side agreements" with any Person whereby FHHS or the management or board of directors or members or managers of FHHS has agreed to do anything beyond the requirements of any formal written contracts executed by FHHS;

(xviii)

franchise development or similar agreement contemplating a grant of rights by FHHS but not actually granting such rights; and

(xix)

other agreement not in the ordinary course of business.

(B)

Except as set forth on Schedule 5.12(b), to the Knowledge of FHHS, all of the contracts, leases, agreements and instruments set forth or required to be set forth on Schedule 5.12(a) are valid, binding and enforceable in accordance with their respective terms subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally, or (ii) general principles of equity.  Except as set forth on Schedule 5.12(b), to the Knowledge of FHHS, FHHS has

performed all obligations required to be performed by them and are not in material default under or in material breach of nor in receipt of any claim of default or breach under any contract, lease, agreement or instrument to which FHHS is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a material default, material breach or event of noncompliance by FHHS under any contract, lease, agreement or instrument to which FHHS is subject; Except as set forth on Schedule 5.12(b), FHHS has no present expectation or intention of not fully performing all such obligations; Except as set forth on Schedule 5.12(b), FHHS has no Knowledge of any breach or anticipated breach by the other Parties to any contract, lease, agreement, instrument or commitment to which it is a party; and Except as set forth on Schedule 5.12(b), FHHS is not a party to any contract or commitment that could reasonably be expected to have a Material Adverse Effect.

(C)

To FHHS's Knowledge, MCI has been supplied with a true and correct copy (or a copy has been made available to MCI) of each of the written instruments, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on the Schedule 5.12(a) or Schedule 5.12(b), together with all amendments, waivers or other changes thereto.

Section 5.13

Tax Matters.  Except as set forth on Schedule 5.13:

(A)

FHHS has timely filed all Tax Returns which are required to be filed, and all such Tax Returns are true, complete and accurate in all respects and have been prepared in compliance with applicable law;

(B)

 all Taxes due and payable by FHHS, whether or not shown on a Tax Return, have been paid, all Taxes accrued but not yet due are shown on the Latest FHHS Balance Sheet and/or the Interim FHHS Financial Statements or are set forth on Schedule 5.13, and no Taxes are delinquent;

(C)

during the past three (3) years with respect to federal, state and local Taxes, there has been no material action, suit, Proceeding or audit or any notice of inquiry of any of the foregoing pending against or with respect to FHHS regarding Taxes and, to the Knowledge of FHHS, no action, suit, Proceeding or audit has been Threatened against or with respect to FHHS regarding Taxes;

(D)

FHHS is not a party to or is bound by any Tax allocation or Tax sharing agreement and has no current or potential material contractual obligation to indemnify any other Person with respect to Taxes nor any material Liability for the Taxes of any Person (other than FHHS), as a transferee or successor, by contract, or otherwise;

(E)

to the Knowledge of FHHS, no claim has ever been made by a Taxing Authority in a jurisdiction where FHHS does not file Tax Returns that such Person is or may be subject to taxation by such jurisdiction;

(F)

FHHS has made available to MCI true, correct and complete copies of all income Tax Returns filed by FHHS for the past three (3) years;

(G)

FHHS has not consented to extend the time, nor is the beneficiary of any extension of time, in which any federal or state income Tax may be assessed or collected by any Taxing Authority;

(H)

FHHS does not expect any Taxing Authority to assess any material amount of additional Taxes (other than Taxes not yet due and payable) against FHHS for any Tax period ending on or before the Closing;

(I)

there are no material Liens for Taxes (other than for Taxes not yet due and payable) upon the assets of FHHS;

(J)

none of FHHS Members is a "foreign person" for purposes of the withholding requirements of Section 1445(a) of the Code (or any corresponding provision of state, local or foreign Tax law), and FHHS has no permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country;

(K)

FHHS has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party;

(L)

FHHS is not a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the obligation to make any payments that will not be deductible under Section 280G of the Code;

(M)

FHHS has never been a member of a common Tax filing group other than with FHHS; and

(N)

Schedule 5.13 lists all income Tax Returns relating to federal, state, and foreign income filed with respect to FHHS for taxable periods ended on or after December 31, _____, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit.

Section 5.14

Intellectual Property.

(A)

Schedule 5.14(a) identifies:  (i) each patent, trade mark, service mark, tradename, copyright or other registration which has been issued to FHHS with respect to any Intellectual Property used by FHHS; (ii) each pending patent application or application for registration which FHHS have made with respect to any Intellectual Property used by FHHS; (iii) each material item of unregistered Intellectual Property owned or used by FHHS; (iv) each material license, agreement, or other permission which FHHS has granted to any third party with respect to any Intellectual Property used by FHHS (together with any exceptions); and (v) each material license, agreement or other permission under which FHHS uses any Intellectual Property owned by a third party.

(B)

Except as set forth on Schedule 5.14(b), to the Knowledge of FHHS, neither the conduct of the FHHS Business nor the Intellectual Property owned or used by FHHS interfere with, infringe, misappropriate, or otherwise conflict with any Intellectual Property or other rights of third Parties.  None of FHHS has  received any notice of any charge, complaint, claim or demand alleging any such interference, infringement, misappropriation or conflict.  Except as set forth on Schedule 5.14(b), FHHS has no Knowledge that any third party has interfered with, infringed, misappropriated, or otherwise come into conflict with any Intellectual Property owned by FHHS.  Except as set forth on Schedule 5.14(b), FHHS own or has valid and enforceable rights to use all material Intellectual Property necessary for the conduct of the FHHS Business as presently conducted.

Section 5.15

Labor and Employment Matters.  FHHS is not a party to or bound by any collective bargaining agreement or relationship with any labor organization.  Except as set forth on Schedule 5.15, with respect to FHHS:  (a) to the Knowledge of FHHS, no executive, key employee or group of employees has any plans to terminate employment; (b) no labor organization or group of employees has filed any representation petition or made any written or oral demand for recognition; (c) no union organizing or decertification efforts are underway or to the Knowledge of FHHS, Threatened and no other question concerning representation exists; (d) within the past three years no labor strike, work stoppage or slowdown, or other labor dispute has occurred, and none is underway or to the Knowledge of FHHS, Threatened; (e) there is no employment-related charge, complaint, grievance, investigation, inquiry or obligation of any kind, pending or to the Knowledge of FHHS, Threatened in any forum, relating to an alleged violation or breach by FHHS (or its members, managers, officers or directors) of any law, regulation or contract; and (f) none of FHHS has committed any act or omission giving rise to Liability for any violation identified in subsection (e) above, or as a result of any adverse worker's compensation experience.  Any notice required under any law has been given.

Section 5.16

Employee Benefits.

(A)

Pension Plans.  Except as set forth on Schedule 5.16(a), FHHS does not maintain, contribute to or has any Liability with respect to any Employee Pension Benefit Plan.  Except as set forth on Schedule 5.16(a), FHHS has not incurred nor has reason to expect that it will incur, any Liability to the Pension Benefit Guaranty Corporation or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any Employee Pension Benefit Plan that FHHS, or any other entity, that together with FHHS is treated as a single employer under Section 414 of the Code, maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute.

(B)

Welfare Plans.  Except as set forth on Schedule 5.16(b), FHHS does not maintain, has no obligation to contribute to or has any Liability with respect to any Employee Welfare Benefit Plan and has no material Liability with respect to any Employee Welfare Benefit Plan, whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retirees or current or future former employees or their spouses or dependents (other than in accordance with Section 4980B(f) of the Code [confirm cite] or other applicable law).

(C)

Multiemployer Plans.  FHHS has no obligation to contribute to (or any other Liability with respect to) any (i) Multiemployer Plan, or (ii) any plan of the type described in Section 4063 and 4064 of ERISA or Section 413(c) of the Code.

(D)

Other Benefit Plans.  Except as set forth on Schedule 5.16(d), FHHS does not maintain, contribute to and has no Liability under (or with respect to) any deferred compensation, severance or retirement plans or arrangements, employee welfare, fringe benefit, vacation, incentive or bonus plan, program, policy or other arrangement, whether or not terminated, other than discretionary bonuses and increases in compensation in the ordinary course of business, consistent with past practice.

(E)

Administration and Compliance of the FHHS Plans.  The plans, programs, policies and other arrangements set forth on Schedule 5.16(a), 5.16(b) and 5.16(d) are referred to collectively as the "FHHS Plans."  To the Knowledge of FHHS, except as set forth on Schedules 5.16(a), 5.16(b) and 5.16(d), with respect to each of the FHHS Plans:

(i)

all required or discretionary (in accordance with historical practices) payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing Date shall have been or will be made prior to the Closing Date or properly accrued on the Latest FHHS Balance Sheets and/or Interim FHHS Financial Statements in accordance with GAAP;

(ii)

there is no unfunded Liability which is not reflected on the Latest FHHS Balance Sheets and/or Interim FHHS Financial Statements or which will not be reflected on the Closing Balance Sheet;

(iii)

(A)  there have been no violations of applicable law, including without limitation, ERISA and the Code, with respect thereto (including, without limitation, any Prohibited Transactions (as defined in ERISA)); (B)  FHHS has materially performed all obligations required to be performed by it under each such Plan; (C) no Fiduciary (as defined in Section 3(21) of ERISA) has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets thereof; (D) no action, suit, Proceeding, hearing or investigation with respect to the administration or the investment of the assets thereof (other than routine claims for benefits) is pending or, Threatened; and (E) there is no basis for any such action, suit, Proceeding, hearing, or investigation;

(iv)

FHHS has provided MCI with a true and complete copy of each Plan document and the most recent annual report (Form 5500 and attachments including any required financial statements) filed by FHHS with respect to each such Plan; and

(v)

each Plan which is intended to be qualified under Section 401(a) of the Code (A) has been amended to reflect all requirements of the Code which is required to be adopted prior to the Closing Date, and (B) has received from the Internal Revenue Service a favorable determination letter which considers the terms of the Plan as amended for such changes in law.

Section 5.17

No Material Adverse Change.  Except as disclosed on Schedule 5.17, since December 31, 2003, there has not been any material adverse change in the business, assets, Liabilities, financial condition, results of operations, labor, or labor or customer or supplier relations of FHHS.

Section 5.18

Events Subsequent to FHHS Most Recent Fiscal Year End.

(A)

Except as expressly contemplated by this Agreement or as set forth on Schedule 5.18(a), since December 31, 2003, FHHS has not:

(i)

amended its organizational documents, issued (or agreed to issue) any notes, bonds or other debt securities or any capital stock, membership interests or other equity securities or any securities convertible, exchangeable or exercisable into any partnership interests or other equity securities;

(ii)

borrowed any material amount or incurred or become subject to any material Liabilities, except current Liabilities incurred in the ordinary course of business or Liabilities under contracts entered into in the ordinary course of business;

(iii)

discharged or satisfied any material Lien or paid any material obligation or Liability, other than current Liabilities paid in the ordinary course of business;

(iv)

declared or made any material payment or distribution of cash or other property to its stockholders, partners, members or other equity holders with respect to its capital stock, partnership or membership interests or other equity securities or purchased or redeemed any capital stock, partnership or membership interests or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock, partnership or membership interests or other equity securities);

(v)

mortgaged or pledged any material amount of its properties or assets or subjected them to any material Lien (other than a Permitted Lien), except Liens for current property taxes not yet due and payable;

(vi)

sold, leased, assigned or transferred any material amount of its tangible assets, except in the ordinary course of business, or canceled any material debts or claims;

(vii)

sold, assigned, transferred or licensed any patents or patent applications, trademarks, service marks, trade names, Internet domain names, corporate names, copyrights or copyright registrations, trade secrets or other intangible assets, or disclosed any material proprietary confidential information to any Person;

(viii)

entered into, amended or terminated any material lease, contract, agreement or commitment, or taken any other action or entered into any other transaction other than in the ordinary course of business and in accordance with past custom and practice;

(ix)

entered into any material transaction with any Affiliate;

(x)

changed any material business practice or manner of dealing with any customer, supplier, subcontractor or sales representative;

(xi)

entered into or modified any employment contract or collective bargaining agreement, written or oral, or changed the employment terms for any employee or agent or made or granted any bonus or any wage, salary or compensation increase to any director, officer, employee or sales representative, group of employees or consultants or made or granted any increase in any Employee Benefit Plan or arrangement, or amended or terminated any existing

Employee Benefit Plan or arrangement or adopted any new Employee Benefit Plan or arrangement, except for normal compensation increases or bonuses in the ordinary course of business consistent with past practice or as required by applicable law;

(xii)

undertaken any layoff of employees to which the WARN Act or the Older Workers Act could apply;

(xiii)

suffered any extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business or consistent with past practice;

(xiv)

made capital expenditures or commitments that aggregate in excess of $10,000;

(xv)

made any loans or advances to, guarantees for the benefit of, or any investments in, any Persons in excess of $10,000 in the aggregate;

(xvi)

made any charitable contributions or pledges in excess of $5,000 in the aggregate;

(xvii)

suffered any damage, destruction or casualty loss exceeding in the aggregate $10,000 whether or not covered by insurance;

(xviii)

taken steps to organize any Subsidiary; or

(xix)

entered into any other material transaction, whether or not in the ordinary course of business.

(B)

FHHS has not at any time made any payments for political contributions in excess of $2,000 in the aggregate in any calendar year or made any bribes, kickback payments or other illegal payments.

Section 5.19

Environment, Health and Safety Matters.  Except as set forth on Schedule 5.19:

(A)

to the Knowledge of FHHS, FHHS has complied in all material respects and is in compliance in all material respects with all Environmental, Health, and Safety Requirements.

(B)

to the Knowledge of FHHS, FHHS has not received any written or oral notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any Liabilities or potential Liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health, and Safety Requirements.

(C)

to the Knowledge of FHHS, none of the following exists at any property or facility operated by FHHS: (i) underground storage tanks, (ii) asbestos-containing material in any form or condition, (iii) materials or equipment containing polychlorinated biphenyls, or (iv) landfills, surface impoundments, or disposal areas.

(D)

to the Knowledge of FHHS, FHHS has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including, without limitation, any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to Liabilities, including any Liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to CERCLA, the Solid Waste Disposal Act, as amended or any other Environmental, Health, and Safety Requirements.

(E)

to FHHS's Knowledge, FHHS has not, either expressly or by operation of law, assumed, undertaken or otherwise become subject to any material Liability, including, without limitation, any obligation for corrective or remedial action, of any other Person relating to Environmental, Health, and Safety Requirements.

(F)

to the Knowledge of FHHS, (i) no facts, events or conditions relating to the past or present facilities, properties or operations of FHHS will materially prevent, hinder or limit continued compliance with Environmental, Health, and Safety Requirements, (ii) give rise to any material investigatory, remedial or corrective obligations pursuant to Environmental, Health, and Safety Requirements, or (iii) give rise to any other material Liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental, Health, and Safety Requirements, including, without limitation, any relating to onsite or offsite releases or Threatened releases of Hazardous Materials, substances or wastes, personal injury, property damage or natural resources damage.

Section 5.20

Affiliated Transactions.  Except as set forth on Schedule 5.20, no officer, director, employee, member, manager or Affiliate of FHHS or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with FHHS (other than at-will employment arrangements) or has any material interest in any material property used by FHHS or any of the FHHS Subsidiaries.  Schedule 5.20 sets forth all receivables from Affiliates ("FHHS Affiliate Receivables") and payables to Affiliates ("FHHS Affiliate Payables") as of __________________, 2004 and as of the Closing Date (including without limitation, trade payables or accruals owing to related officers, directors, employees, partners, family members, or friends of FHHS or any of the FHHS Members).

Section 5.21

Names and Locations.  Except as set forth on the Schedule 5.21, during the three-year period prior to the execution and delivery of this Agreement, FHHS has not used any name or names under which it has invoiced account debtors, maintained records concerning its assets or otherwise conducted business.

Section 5.22

Suppliers and Customers.  Schedule 5.22 accurately sets forth a list of the top ten customers and suppliers of FHHS by dollar volume of sales and purchases, respectively, for the fiscal years ended December 31, 2002 and December 31, 2003.  FHHS has not received any written notice from any material supplier to the effect that, and FHHS has no Knowledge that, such supplier will stop, decrease the rate of, or change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to FHHS (whether as a result of the consummation of the transactions contemplated hereby or otherwise).  Except as set forth on Schedule 5.22, FHHS has not received any written notice from any customer of FHHS to the effect that, and FHHS has no Knowledge that, such customer will stop, or materially decrease the rate of, purchasing services and/or products of FHHS (whether as a result of the consummation of the transactions contemplated hereby or otherwise).

Section 5.23

Company Transactions.  FHHS is not a party to or bound by any agreement with respect to a Company Transaction other than this Agreement, and FHHS has terminated all discussions with third Parties regarding a Company Transaction.

Section 5.24

Receivables.

(A)

Except as set forth on Schedule 5.24, to FHHS Knowledge, all of the Accounts Receivable reflected on the Latest FHHS Balance Sheets and/or Interim FHHS Financial Statements are (i) are properly reflected on FHHS's books and records in accordance with GAAP, (ii) are bona fide Accounts Receivable incurred in the ordinary course of business, and (iii) will be good and valid Accounts Receivable (subject to no counterclaims, deduction, credit or offset), except to the extent of the allowance for doubtful accounts, and will be collected within 180 days after the Closing at the aggregate amount therefor as shown on the Latest FHHS Balance Sheets and/or Interim FHHS Financial Statements.  Except as set forth on Schedule 5.24, FHHS has no individual Accounts Receivable which are over 120 days past due.

(B)

As of the date hereof, to the Knowledge of FHHS, except as set forth on Schedule 5.24, no Person has, and as of the Closing Date, no Person will have, any Lien on any Accounts Receivable or any part thereof, and no agreement for deduction, free services or goods, discount or other deferred price or quantity adjustment will have been made with respect to any such Accounts Receivables.

Section 5.25

Inventory.    To FHHS's Knowledge, all inventory of FHHS, net of the reserves applicable to such inventory, consist or will consist of raw materials and supplies, manufactured and purchased parts, goods, goods in process, and finished goods, all of which are merchantable and fit for the purpose for which they were procured and manufactured, and none of which is slow-moving, obsolete, damaged, or defective.

Section 5.26

Rights Under Warranties.  Schedule 5.26 contains a list of all claims pending or, to the Knowledge of FHHS, Threatened, against FHHS under any outstanding warranties as of the date of execution of this Agreement.

Section 5.27

Minute Book and Stock Record Book.  The minute books of FHHS contain complete and accurate, in all material respects, records of all official meetings and other official corporate actions of its stockholders and board of directors.

Section 5.28

Directors and Officers.  Schedule 5.28 identifies all of the directors and officers of FHHS on the date hereof.

Section 5.29

Brokers' or Finder's Fees.  Except as set forth on Schedule 5.29, no agent, broker, investment banker or other person or firm acting on behalf of FHHS or the FHHS Members or under the authority of any of them, is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of the Parties hereto in connection with any of the transactions contemplated by this Agreement.

Section 5.30

Investment Intent.  The FHHS Members are acquiring the MCI Shares for investment only and not with a view to any distribution thereof, or to otherwise dispose of the same, in violation of Federal or state securities laws.  MCI and the MCI Affiliates acknowledge that Ruark and Pilkington currently intend to transfer some or all of the MCI Shares acquired pursuant to this Agreement to their respective charitable remainder trusts and respective private foundations as soon as possible.

Section 5.31

Disclosure.  Neither this Agreement nor any of the exhibits, schedules, or certificates supplied to MCI by or on behalf of FHHS with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading.

Section 5.32

Closing Date.  The representations and warranties contained in this Article V and all information delivered in any schedule, attachment or exhibit hereof or in any writing delivered to MCI will be true and correct on the Closing Date as though then made, except for written disclosures made by FHHS or its Members to MCI after the date hereof.

Section 5.33

Disclosure Schedules.  Notwithstanding anything to the contrary contained herein, nothing in any of the Schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made by FHHS herein unless such Schedule or another Schedule hereto identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail.  Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item on any of the Schedules attached hereto shall not be deemed adequate to disclose an exception to a representation or warranty made herein

(unless the representation or warranty has to do with the existence of the document or other item itself).

Article VI.

REPRESENTATIONS AND WARRANTIES OF MCI AND OTHERS

As a material inducement to FHHS, Ruark and Pilkington to enter into this Agreement, to enter into all other agreements and documents to be executed by FHHS, Ruark and Pilkington in connection with this Agreement and to consummate the transactions contemplated by this Agreement and such other agreements, MCI, and the individuals listed on Exhibit 6 attached hereto (“The Principal(s)”), jointly and severally, represent and warrant to FHHS, Ruark and Pilkington as follows:

Section 6.01

Organization; Power; and Qualification.  MCI is duly organized and validly existing under the laws of the State of Delaware.  Each MCI Affiliate is duly organized and validly existing under the laws of the State in which it is incorporated as set forth on Schedule 6.01.  Each of MCI and MCI’s Affiliates has full power and authority and all material licenses, permits, and authorizations necessary to carry on their respective businesses in which they are engaged and in which they presently propose to engage and to own and use the properties owned and used by them and have all requisite power and authority and all Governmental Body licenses, authorizations, consents and approvals necessary to own, lease and operate their respective  properties and to carry on their respective businesses as they are now being conducted.  As of the Closing Date, each of MCI and MCI’s Affiliates will be qualified to do business and is in good standing in each jurisdiction in which the character and location of the assets or the nature of its business makes such qualifications necessary, except in such jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  Complete and correct copies of the Articles of Incorporation and Bylaws of MCI, and the articles of organization and operating agreement of MCI’s Affiliates, as amended to the date of this Agreement, have been delivered to FHHS.

Section 6.02

Authority; Power.  The execution and delivery of this Agreement by each of MCI and MCI’s Affiliates has been authorized by all necessary corporate and limited liability company action on the part of each of MCI and MCI’s Affiliates.  Each of MCI and MCI’s Affiliates has the requisite corporate or limited liability company power and authority to execute and deliver this Agreement, and to take any and all other actions required to be taken, directly or indirectly, by them pursuant to the provisions of this Agreement.  This Agreement constitutes the legal, valid and binding obligation of each of MCI and MCI’s Affiliates enforceable against them in accordance with its terms.

Section 6.03

Noncontrovention.  Except as set forth on Schedule 6.03, neither the execution and the delivery of this Agreement or the agreements contemplated by this Agreement nor the consummation of the transactions contemplated by this Agreement or such other agreements, will (a) to MCI's, MCI’s Affiliates’ and The Principals’ Knowledge, violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Body, or court to which MCI or MCI’s Affiliates is subject, or (b) violate any provision of MCI's or MCI’s Affiliates’ organizational documents, or (c) materially conflict with, result in a material breach of, constitute a material default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument, or other arrangement to which MCI or MCI’s Affiliates is a party or by which they are bound or to which their respective assets is subject, or (d) result in the imposition of any security interest upon any material assets of MCI or MCI’s Affiliates.  Except as set forth on Schedule 6.03, to MCI's, MCI’s Affiliates’ and The Principals’ Knowledge, neither MCI nor MCI’s Affiliates is required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Body in order for (i) the Parties to consummate the transactions contemplated by this Agreement, and (ii) MCI to carry on the business of FHHS after the Closing in substantially the same manner as presently conducted and as proposed to be conducted.

Section 6.04

Capital Structure of MCI.

(A)

 The total authorized, issued and outstanding capital stock of MCI is set forth on Schedule 6.04.  All of the issued and outstanding shares of MCI are owned of record and beneficially by the Persons shown on the stockholders list maintained by MCI.  There are no classes of capital stock of MCI authorized, issued or outstanding other than as set forth on Schedule 6.04.  All outstanding MCI shares (being the Issued MCI Shares) have been duly authorized and validly issued and are fully paid and non-assessable.  Except as set forth on Schedule 6.04, none of the shares of capital stock of MCI is entitled to preemptive rights or subscription rights of any kind.  Except as set forth on Schedule 6.04, there are no outstanding options, warrants or other rights of any kind to acquire any shares of MCI capital stock, nor any outstanding securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any shares of MCI's capital stock.  Except as set forth on Schedule 6.04, the current MCI shareholders are and will be on the Closing Date the record and beneficial owners and holders of the Issued MCI Shares, free and clear of all Liens.  Except as set forth on Schedule 6.04, no legend or other reference to any purported Liens appears upon any certificate representing equity securities of MCI.

(B)

The MCI Shares to be received by the FHHS Members at the Closing shall be duly authorized and validly issued and fully paid and non-assessable.  Except as set forth on Schedule 6.04, no legend or other reference to any purported Liens shall appear upon any certificate representing MCI Shares.

Section 6.05

Subsidiaries and Investments.  Except as set forth on Schedule 6.05, MCI does not own, directly or indirectly, any stock, partnership interest, membership interests, joint venture interest or other security or interest in any other Person.

Section 6.06

Financial Statements.  Schedule 6.06 contains the following financial statements (collectively the "MCI Financial Statements"):  audited balance sheets and statements of income and statements of cash flows as of and for the fiscal years ended December 31, 2002 and December 31, 2003 for MCI.  Such Financial Statements for MCI for the fiscal year ended December 31, 2003 are referred to as the "MCI Most Recent Fiscal Year End Financial Statements."  Such balance sheets of MCI for the fiscal year ended December 31, 2003 are referred to the "Latest MCI Balance Sheets."  The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of MCI (as reflected in the applicable MCI Financial Statements) as of such dates and the results of operations of MCI (as reflected in the applicable MCI Financial Statements) for such periods, are correct and complete in all material respects, and are consistent with the books and records of MCI (which books and records are correct and complete in all material respects).  Copies of the MCI Financial Statements, as well as balance sheets and related consolidated statements of income, shareholders' equity and cash flows of MCI as of _______________, 2004 and for the three (3) months then ended (the "Interim MCI Financial Statements") have been delivered to the FHHS.  The Interim MCI Financial Statements are subject to normal year-end adjustments necessary for a fair presentation of the financial condition or results of operation of MCI.

Section 6.07

Undisclosed Liabilities.  Except as set forth on Schedule 6.07, to MCI's, MCI’s Affiliates’ and The Principals’ Knowledge, MCI has no material Liabilities (whether known or unknown, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), except for Liabilities recorded in Interim MCI Financial Statements or disclosed in the footnotes thereto.

Section 6.08

Legal Compliance and Permits.

(A)

 Except as set forth on Schedule 6.08(a) and except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect, to the Knowledge of MCI, MCI’s Affiliates and The Principals, (i) MCI and MCI’s Affiliates have complied with and are in compliance with all applicable laws, rules, regulations and orders of federal, state, local, and foreign governments (and all agencies thereof) and with all instruments of record, agreements, covenants, conditions and restrictions, and (ii) no action, suit, Proceeding or hearing is pending against MCI or MCI’s Affiliates alleging any failure to so comply and no notice (written or oral), charge or claim has been received by MCI, MCI’s Affiliates or The Principals alleging any failure to so comply.

(B)

Except as set forth on Schedule 6.08(b), to the Knowledge of MCI, MCI’s Affiliates and The Principals, each of MCI, MCI’s Affiliates and The Principals hold all material permits, licenses, certificates, accreditations and other authorizations (the "MCI Permits") of all Governmental Bodies for the conduct of their respective businesses and the ownership of their respective properties.  To the Knowledge of MCI, MCI’s Affiliates and The Principals, each of MCI, MCI’s Affiliates and The Principals are in compliance with the terms and conditions of all such MCI Permits which they hold.

Section 6.09

Contracts.

(A)

Schedule 6.09(a) lists the following contracts, agreements and other arrangements to which MCI and MCI’s Affiliates is a party or subject ("Contracts") and denotes with an asterisk (*) whether the consent of any third party thereto is required as a result of the consummation of the transactions contemplated by this Agreement:

(i)

management agreement, contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual cash or other compensation in excess of $25,000 or providing for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated hereby;

(ii)

material contract or agreement requiring the consent of any party in connection with the consummation of the transactions contemplated hereby, containing any provision which would result in a modification of any rights or obligations of any party thereunder in connection with the consummation of the transactions contemplated hereby or which would provide any party any remedy (including rescission or liquidated damages)in connection with the consummation of the transactions contemplated hereby;

(iii)

 contract under which MCI has advanced or loaned monies to any other Person or otherwise agreed to advance, loan or invest any funds;

(iv)

agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a material Lien (other than a Permitted Lien) on any asset or group of assets of MCI or any letter of credit arrangements;

(v)

guaranty of any material obligation for borrowed money or otherwise (other than endorsements made for collection in the ordinary course of business);

(vi)

lease or agreement under which MCI is lessee of or holds or operates any property, real or personal, owned by any other Person, except for any lease of personal property under which the aggregate annual rental payments do not exceed $5,000;

(vii)

material lease or agreement under which MCI is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by MCI;

(viii)

material license or royalty agreements;

(ix)

nondisclosure or confidentiality agreements;

(x)

contract or group of related contracts with the same party or group of affiliated Parties for the purchase of raw materials, commodities, supplies, products, equipment or other personal property or for the receipt of services under which the undelivered balance of such products and services has a selling price in excess of $50,000;

(xi)

material contract relating to the marketing, sale, advertising or promotion of its products and/or services;

(xii)

agreements with any of MCI’s Affiliates, The Principals, FHHS, the FHHS Subsidiaries or any of their Affiliates;

(xiii)

agreements relating to the ownership of or investments in any business or enterprise, including investments in joint ventures and minority equity investments;

(xiv)

material assignment, license, indemnification or other agreement with respect to any intangible property (including any Intellectual Property);

(xv)

power of attorney or other similar agreement or grant of agency;

(xvi)

contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; or

(xvii)

"side agreements" with any Person whereby MCI or the management or board of directors or MCI has agreed to do anything beyond the requirements of any formal written contracts executed by MCI;

(xviii)

franchise development or similar agreement contemplating a grant of rights by MCI but not actually granting such rights; and

(xix)

other agreement not in the ordinary course of business.

Except as set forth on Schedule 6.09(b), to the Knowledge of MCI, MCI’s Affiliates and The Principals, all of the contracts, leases, agreements and instruments set forth or required to be set forth on Schedule 6.09(a) are valid, binding and enforceable in accordance with their respective terms subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally, or (ii) general principles of equity.  Except as set forth on Schedule 6.09(b), to the Knowledge of MCI, MCI Affiliates and The Principals, each of MCI, MCI Affiliates and The Principals has performed all obligations required to be performed by them and are not in material default under or in material breach of nor in receipt of any claim of default or breach under any contract, lease, agreement or instrument to which they are subject; no event has occurred which with the passage of time or the giving of notice or both would result in a material default, material breach or event of noncompliance by them under any contract, lease, agreement or instrument to which one or more or them are Parties or is subject; Except as set forth on Schedule 6.09(b), none of MCI, MCI Affiliates and The Principals has any present expectation or intention of not fully performing all such obligations; Except as set forth on Schedule 6.09(b), none of MCI, MCI Affiliates or The Principals have Knowledge of any breach or anticipated breach by the other Parties to any contract, lease, agreement, instrument or commitment to which it is a party; and except as set forth on Schedule 6.09(b), none of MCI, MCI Affiliates or The Principals is party to any contract or commitment that could reasonably be expected to have a Material Adverse Effect. To the Knowledge of MCI, MCI Affiliates and The Principals, FHHS has been supplied with a true and correct copy (or a copy has been made available to FHHS) of each of the written instruments, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on the Schedule 6.09(a) or Schedule 6.09(b), together with all amendments, waivers or other changes thereto.

Section 6.10

Tax Matters.  Except as set forth on Schedule 6.10:

(A)

MCI has timely filed all Tax Returns which are required to be filed, and all such Tax Returns are true, complete and accurate in all respects and have been prepared in compliance with applicable law;

(B)

all Taxes due and payable by MCI and any MCI Affiliate, whether or not shown on a Tax Return, have been paid, all Taxes accrued but not yet due are shown on the Latest MCI Balance Sheet and/or Interim MCI Financial Statements or are set forth on Schedule 6.10, and no Taxes are delinquent;

(C)

during the past three (3) years with respect to federal, state and local Taxes, there has been no material action, suit, Proceeding or audit or any notice of inquiry of any of the foregoing pending against or with respect to MCI or the MCI Affiliates regarding Taxes and, to the Knowledge of MCI, MCI Affiliates and The Principals, no action, suit, Proceeding or audit has been Threatened against or with respect to MCI or the MCI Affiliates regarding Taxes;

(D)

Neither MCI nor any MCI Affiliate is a party to or is bound by any Tax allocation or Tax sharing agreement and has no current or potential material contractual obligation to indemnify any other Person with respect to Taxes nor any material Liability for the Taxes of any Person (other than MCI), as a transferee or successor, by contract, or otherwise;

(E)

to the Knowledge of  MCI, MCI Affiliates and The Principals, no claim has ever been made by a Taxing Authority in a jurisdiction where MCI does not file Tax Returns that such Person is or may be subject to taxation by such jurisdiction;

(F)

MCI has made available to FHHS true, correct and complete copies of all income Tax Returns filed by MCI and each MCI Affiliate for the past three (3) years;

(G)

Neither MCI nor any MCI Affiliate has consented to extend the time, nor is the beneficiary of any extension of time, in which any federal or state income Tax may be assessed or collected by any Taxing Authority;

(H)

Neither MCI nor any MCI Affiliate expects any Taxing Authority to assess any material amount of additional Taxes (other than Taxes not yet due and payable) against MCI or any MCI Affiliate for any Tax period ending on or before the Closing;

(I)

there are no material Liens for Taxes (other than for Taxes not yet due and payable) upon the assets of MCI or any MCI Affiliate;

(J)

MCI and each of the MCI Affiliates has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party;

(K)

Neither MCI nor any MCI Affiliate is a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the obligation to make any payments that will not be deductible under Section 280G of the Code;

(L)

MCI has never been a member of a controlled group of corporations; and

(M)

Schedule 6.10 lists all income Tax Returns relating to federal, state, and foreign income filed with respect to MCI and each MCI Affiliate for taxable periods ended on or after December 31, 2001, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit.

Section 6.11

Intellectual Property.

(A)

Schedule 6.11(a) identifies:  (i) each patent, trade mark, service mark, tradename, copyright or other registration which has been issued to MCI and any MCI Affiliate with respect to any Intellectual Property used by MCI or any MCI Affiliate; (ii) each pending patent application or application for registration which MCI or any MCI Affiliate has made with respect to any Intellectual Property used by MCI or any MCI Affiliate; (iii) each material item of unregistered Intellectual Property owned or used by MCI or any MCI Affiliate; (iv) each material license, agreement, or other permission which MCI or any MCI Affiliate has granted to any third party with respect to any Intellectual Property used by MCI or any MCI Affiliate (together with any exceptions); and (v) each material license, agreement or other permission under which MCI or any MCI Affiliate uses any Intellectual Property owned by a third party.

(B)

Except as set forth on Schedule 6.11(b), to the Knowledge of MCI, MCI Affiliates and The Principals, neither the conduct of MCI's business nor the Intellectual Property owned or used by MCI or any MCI Affiliate interferes with, infringe, misappropriate, or otherwise conflict with any Intellectual Property or other rights of third Parties.  None of MCI's Affiliates has received any notice of any charge, complaint, claim or demand alleging any such interference, infringement, misappropriation or conflict.  Except as set forth on Schedule 6.11(b), MCI, MCI Affiliates and The Principals have no Knowledge that any third party has interfered with, infringed, misappropriated, or otherwise come into conflict with any Intellectual Property owned by MCI or any MCI Affiliate.  Except as set forth on Schedule 6.11(b), MCI or any MCI Affiliate, as the case may be, owns or has valid and enforceable rights to use all material Intellectual Property necessary for the conduct of its business as presently conducted and as proposed to be conducted.

Section 6.12

Labor and Employment Matters.  Neither MCI nor any MCI Affiliate is party to or bound by any collective bargaining agreement or relationship with any labor organization.  Except as set forth on Schedule 6.12, with respect to MCI and any MCI Affiliate:  (a) to the Knowledge of MCI, MCI Affiliates and The Principals, no executive, key employee or group of employees has any plans to terminate employment; (b) no labor organization or group of employees has filed any representation petition or made any written or oral demand for recognition; (c) no union organizing or decertification efforts are underway or to the Knowledge of MCI, MCI Affiliates and The Principals, Threatened and no other question concerning representation exists; (d) within the past three years no labor strike, work stoppage or slowdown, or other labor dispute has occurred, and none is underway or to the Knowledge of MCI, MCI Affiliates and The Principals, Threatened; (e) there is no employment-related charge, complaint, grievance, investigation, inquiry or obligation of any kind, pending or to the Knowledge of MCI, MCI Affiliates and The Principals, Threatened in any forum, relating to an alleged violation or breach by MCI or any MCI Affiliate (or its officers or directors) of any law, regulation or contract; and (f) Neither MCI nor any MCI Affiliate has committed any act or omission giving rise to Liability for any violation identified in subsection (e) above, or as a result of any adverse worker's compensation experience.  Any notice required under any law has been given.

Section 6.13

Employee Benefits.

(A)

Pension Plans.  Neither MCI nor any MCI Affiliate maintains, contributes to or has any Liability with respect to any Employee Pension Benefit Plan.  Neither MCI nor any MCI Affiliate has incurred or have any reason to expect that it will incur, any Liability to the Pension Benefit Guaranty Corporation or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any Employee Pension Benefit Plan that MCI, or any other entity, that together with MCI or any MCI Affiliate is treated as a single employer under Section 414 of the Code, maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute.

(B)

Welfare Plans.  Neither MCI nor any MCI Affiliate does maintains, has any obligation to contribute to or have any Liability with respect to any Employee Welfare Benefit Plan nor does it have any material Liability with respect to any Employee Welfare Benefit Plan, whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retirees or current or future former employees or their spouses or dependents (other than in accordance with Section 4980B(f) of the Code [confirm cite] or other applicable law).

(C)

Multiemployer Plans.  Neither MCI nor any MCI Affiliate has an obligation to contribute to (or any other Liability with respect to) any (i) Multiemployer Plan, or (ii) any plan of the type described in Section 4063 and 4064 of ERISA or Section 413(c) of the Code.

(D)

Other Benefit Plans.  Neither MCI nor any MCI Affiliate maintains, contributes to or has any Liability under (or with respect to) any deferred compensation, severance or retirement plans or arrangements, employee welfare, fringe benefit, vacation, incentive or bonus plan, program, policy or other arrangement, whether or not terminated.

Section 6.14

No Material Adverse Change.  Since December 31, 2003, there has not been any material adverse change in the business, assets, Liabilities, or financial condition of MCI or any MCI Affiliate.

Section 6.15

Events Subsequent to Most Recent Fiscal Year End.

(A)

Except as expressly contemplated by this Agreement or as set forth on Schedule 6.15(a), since December 31, 2003, neither MCI nor any MCI Affiliate has:

(i)

amended its organizational documents, issued (or agreed to issue) any notes, bonds or other debt securities or any capital stock, membership interests or other equity securities or any securities convertible, exchangeable or exercisable into any partnership interests or other equity securities;

(ii)

borrowed any material amount or incurred or become subject to any material Liabilities, except current Liabilities incurred in the ordinary course of business or Liabilities under contracts entered into in the ordinary course of business;

(iii)

discharged or satisfied any material Lien or paid any material obligation or Liability, other than current Liabilities paid in the ordinary course of business;

(iv)

declared or made any material payment or distribution of cash or other property to its stockholders, partners, members or other equity holders with respect to its capital stock, partnership or membership interests or other equity securities or purchased or redeemed any capital stock, partnership or membership interests or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock, partnership or membership interests or other equity securities);

(v)

mortgaged or pledged any material amount of its properties or assets or subjected them to any material Lien (other than a Permitted Lien), except Liens for current property taxes not yet due and payable;

(vi)

sold, leased, assigned or transferred any material amount of its tangible assets, except in the ordinary course of business, or canceled any material debts or claims;

(vii)

sold, assigned, transferred or licensed any patents or patent applications, trademarks, service marks, trade names, Internet domain names, corporate names, copyrights or copyright registrations, trade secrets or other intangible assets, or disclosed any material proprietary confidential information to any Person;

(viii)

entered into, amended or terminated any material lease, contract, agreement or commitment, or taken any other action or entered into any other transaction other than in the ordinary course of business and in accordance with past custom and practice;

(ix)

entered into any material transaction with any Affiliate;

(x)

changed any material business practice or manner of dealing with any customer, supplier, subcontractor or sales representative;

(xi)

entered into or modified any employment contract or collective bargaining agreement, written or oral, or changed the employment terms for any employee or agent or made or granted any bonus or any wage, salary or compensation increase to any director, officer, employee or sales representative, group of employees or consultants or made or granted any increase in any Employee Benefit Plan or arrangement, or amended or terminated any existing Employee Benefit Plan or arrangement or adopted any new Employee Benefit Plan or arrangement, except for normal compensation increases or bonuses in the ordinary course of business consistent with past practice or as required by applicable law;

(xii)

undertaken any layoff of employees to which the WARN Act or the Older Workers Act could apply;

(xiii)

suffered any extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business or consistent with past practice;

(xiv)

made capital expenditures or commitments that aggregate in excess of $10,000;

(xv)

made any loans or advances to, guarantees for the benefit of, or any investments in, any Persons in excess of $10,000 in the aggregate;

(xvi)

made any charitable contributions or pledges in excess of $5,000 in the aggregate;

(xvii)

suffered any damage, destruction or casualty loss exceeding in the aggregate $10,000 whether or not covered by insurance;

(xviii)

taken steps to organize any Subsidiary; or

(xix)

entered into any other material transaction, whether or not in the ordinary course of business.

(B)

MCI, MCI Affiliates and The Principals have not, at any time, made any payments for political contributions in excess of $2,000 in the aggregate in any calendar year or made any bribes, kickback payments or other illegal payments.

Section 6.16

Environmental, Health and Safety Matters.  Except as set forth on Schedule 6.16:

(A)

to the Knowledge of MCI, MCI Affiliates and The Principals, MCI and all MCI Affiliates have complied in all material respects and is in compliance in all material respects with all Environmental, Health, and Safety Requirements;

(B)

to the Knowledge of MCI, MCI Affiliates and The Principals, Neither MCI nor any MCI Affiliate has received any written or oral notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any Liabilities or potential Liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health, and Safety Requirements;

(C)

to the Knowledge of MCI, MCI Affiliates and The Principals, none of the following exists at any property or facility operated by MCI or any MCI Affiliate or its predecessors in interest:  (i) underground storage tanks, (ii) asbestos-containing material in any form or condition, (iii) materials or equipment containing polychlorinated biphenyls, or (iv) landfills, surface impoundments, or disposal areas;

(D)

to the Knowledge of MCI, MCI Affiliates and The Principals, neither MCI nor any MCI Affiliate nor any of their predecessors in interest have treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including, without limitation, any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to Liabilities, including any Liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to CERCLA, the Solid Waste Disposal Act, as amended or any other Environmental, Health, and Safety Requirements;

(E)

to MCI's, MCI Affiliates’ and The Principals’ Knowledge, neither MCI nor any MCI Affiliate nor any of their predecessors in interest have, either expressly or by operation of law, assumed, undertaken or otherwise become subject to any material Liability, including, without limitation, any obligation for corrective or remedial action, of any other Person relating to Environmental, Health, and Safety Requirements; and

(F)

to the Knowledge of MCI, MCI Affiliates and The Principals FHHS, (i) no facts, events or conditions relating to the past or present facilities, properties or operations of MCI or any MCI Affiliate or their predecessors in interest will materially prevent, hinder or limit continued compliance with Environmental, Health, and Safety Requirements, (ii) give rise to any material investigatory, remedial or corrective obligations pursuant to Environmental, Health, and Safety Requirements, or (iii) give rise to any other material Liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental, Health, and Safety Requirements, including, without limitation, any relating to onsite or offsite releases or Threatened releases of Hazardous Materials, substances or wastes, personal injury, property damage or natural resources damage.

Section 6.17

Affiliated Transactions.  Except as set forth on Schedule 6.17:  no officer, director, employee, member, manager or Affiliate of MCI or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with MCI or has any material interest in any material property used by MCI.  Schedule 6.17 sets forth all receivables from Affiliates ("MCI Affiliate Receivables") and payables to Affiliates ("MCI Affiliate Payables") as of __________, 2004 and as of the Closing Date (including without limitation, trade payables or accruals owing to related officers, directors, employees, partners, family members, or friends of MCI or any MCI Affiliate).

Section 6.18

Names and Locations.  Except as set forth on Schedule 6.18, during the three-year period prior to the execution and delivery of this Agreement, MCI and MCI Affiliates have not used any name or names under which they have invoiced account debtors, maintained records concerning its assets or otherwise conducted business.

Section 6.19

Company Transactions.  Neither MCI nor any MCI Affiliate is a party to or bound by any agreement with respect to a Company Transaction other than this Agreement, and MCI and any MCI Affiliate have terminated all discussions with third Parties regarding a Company Transaction.

Section 6.20

Minute Book and Stock Record Book.  The minute books of MCI and each MCI Affiliate contains complete and accurate, in all material respects, records of all official meetings and other official corporate actions of its stockholders and board of directors.  The stock record book of MCI and each MCI Affiliate contains a complete and accurate record of all its outstanding shares of capital stock.

Section 6.21

Directors and Officers.  Schedule 6.21 identifies all of the directors and officers of MCI and each MCI Affiliate on the date hereof.

Section 6.22

Brokers' or Finder's Fees.  Except as set forth on Schedule 6.22, no agent, broker, investment banker or other person or firm acting on behalf of MCI or any MCI Affiliate or under the authority of any it, is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of the Parties hereto in connection with any of the transactions contemplated by this Agreement.

Section 6.23

Disclosure.  Neither this Agreement nor any of the exhibits, schedules, or certificates supplied to FHHS by or on behalf of MCI, MCI Affiliates or The Principals with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading.

Section 6.24

Closing Date.  The representations and warranties contained in this Article VI and all information delivered in any schedule, attachment or exhibit hereof or in any writing delivered to FHHS will be true and correct on the Closing Date as though then made, except for written disclosures made by MCI, MCI Affiliates and The Principals to FHHS after the date hereof.

Section 6.25

Disclosure Schedules.  Notwithstanding anything to the contrary contained herein, nothing in any of the Schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made by MCI, MCI Affiliates or The Principals herein unless such Schedule or another Schedule hereto identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail.  Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item on any of the Schedules attached hereto shall not be deemed adequate to disclose an exception to a representation or warranty made herein

(unless the representation or warranty has to do with the existence of the document or other item itself).

Article VII.

COVENANTS OF THE PARTIES

Section 7.01

Operation of Business Prior to Closing.  Except as expressly permitted by the terms of this Agreement or with the prior written consent of MCI in the case of FHHS or its Affiliates and of FHHS in the case of MCI or its Affiliates, which consent shall not be unreasonably withheld or delayed, from the date hereof to the Closing Date, each party shall: (i) conduct their respective businesses only in the ordinary course consistent with past practice and (ii) use their respective Best Efforts to preserve its present business organization, keep available its present officers and employees and preserve its current relationships, customers, suppliers, employees and others having business dealings with them.  Without limiting the generality of the foregoing, and except as expressly set forth on Schedule 7.01, during the period from the date of this Agreement to the Closing Date, each party shall not do any of the following without the prior written consent of MCI in the case of FHHS or its Affiliates and of FHHS in the case of MCI or its Affiliates, which consent shall not be unreasonably withheld or delayed:

(A)

sell or otherwise dispose of any material assets, cancel any debts or claims involving any person relating to their respective businesses, or pledge, assign or otherwise convey, or cause any lien to be placed upon any material assets;

(B)

amend their respective Articles of Incorporation, Articles of Organization, Bylaws or Operating Agreements;

(C)

redeem or otherwise acquire any shares of its capital stock, or membership interests, or issue any capital stock, membership interests, or any option, warrant or right relating thereto or exchangeable for any shares of capital stock or membership interests;

(D)

permit their respective corporate and limited liability company existences or any permits to be suspended, lapsed, revoked or modified in any way that could reasonably be expected to have a Material Adverse Effect;

(E)

amend or terminate any material contract in a manner that would have a Material Adverse Effect;

(F)

declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock or membership interests;

(G)

adjust, split, combine, subdivide or reclassify any shares of its capital stock, as the case may be, or any option, warrant or right relating thereto;

(H)

make any material change in the conduct of their respective businesses;

(I)

except in the ordinary course of business, permit, allow or subject any of their respective properties or assets to any Lien or suffer such to be imposed;

(J)

except in the ordinary course of business consistent with past practice or as required by Legal Requirements or contractual obligations or other agreements existing on the date hereof, increase in any manner the compensation of, or enter into any new bonus or incentive contract with, any of its directors or officers;

(K)

acquire or lease any properties, assets or rights in an amount not to exceed $25,000 individually or $250,000 in the aggregate;

(L)

create, assume, incur or guarantee any obligation for borrowed money having an outstanding principal amount;

(M)

pay, discharge or satisfy any claim, encumbrance, Liability or obligation (whether absolute, accrued, contingent or otherwise, and whether due or to become due), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of Liabilities and obligations that are actually due and payable and are reflected on the Interim Financial Statements or incurred in the ordinary course of business consistent with past practice since the date thereof;

(N)

change any of the accounting or tax principles, practices or methods or fail to maintain the accounts, books and records in the usual, regular and ordinary manner on a basis consistently applied;

(O)

except as may be required pursuant to an agreement disclosed in Schedule 5.12(a) or Schedule 5.12(b), enter into, amend or supplement any employment, collective bargaining, severance, termination or other contract or Employee Benefit Plan, or make any change in the compensation, severance or termination benefits payable or to become payable to any of its officers, directors or employees;

(P)

make any payments (other than required contributions to any Employee Benefit Plan and regular compensation payable to officers and employees in the ordinary course of business consistent with past practice or pursuant to an agreement disclosed in Section 5.12), loans, advances or other distributions to, or enter into any contract with, any of its Affiliates, officers, directors, partners, employees, stockholders or their Affiliates or family members;

(Q)

acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or securities of, or by any other manner, any corporation, partnership, joint venture or other entity;

(R)

make or authorize any capital expenditures or commitment for capital expenditures, except for capital expenditures on items in the ordinary course of business consistent with past practice not in excess of $25,000 individually or $250,000 in the aggregate; or

(S)

enter into any contract with respect to taking any of the foregoing actions or any action that would make any representation or warranty contained in this Agreement untrue or incorrect in any material respect or which could reasonably be expected to prevent the satisfaction of any condition to Closing set forth in this

Agreement hereof or to otherwise prevent or delay the consummation of the transactions contemplated by this Agreement.

Section 7.02

Resignations.  At the Closing, MCI shall cause to be delivered to MCI duly signed resignations, effective at the Closing, of all directors and officers of MCI, other than as set forth on Schedule 2.03 and Schedule 2.04.

Section 7.03

Tax Elections and Settlements.  With respect to any Taxes, neither FHHS nor MCI shall (a) make any Tax election, or (b) settle or compromise any Tax Liability (whether with respect to amount or timing), in each case, without the prior written consent of the other Parties to this Agreement and no party shall make an election under Section 338 of the Code (if allowable) with respect to the transactions contemplated by this Agreement.

Section 7.04

Disclosure Supplements.  Prior to each Party making representations and warranties pursuant to this Agreement, each Party shall supplement or amend the Schedules to this Agreement with respect to any matter hereafter arising or any information obtained after the date hereof which, if existing, occurring or known at or prior to the date of this Agreement, would have been required to be set forth or described in such Schedule or which is necessary to complete or correct any information in such Schedule or in any representation and warranty which has been rendered inaccurate thereby, except for such inaccuracies or corrections that could not reasonably be expected to have a Material Adverse Effect; provided, however, that no such supplement or amendment shall affect the representations, warranties, covenants or agreements of the Parties hereto or the conditions to the obligations of the Parties under this Agreement.

Section 7.05

Company Transactions.  Until such time, if any, as this Agreement is terminated pursuant to Article XII, no Party to this Agreement will, and each will cause its representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person relating to any transaction involving the transactions contemplated by this Agreement (a "Company Transaction").

Section 7.06

Additional Affirmative Covenants.  Each party shall use its Best Efforts to:

(A)

maintain its assets and property used in its Business, reasonable wear and tear, by fire and other casualty excepted;

(B)

comply in all material respects with all applicable laws affecting the Business, except for such noncompliance as could not reasonably be expected to have a Material Adverse Effect;

(C)

pay accounts payable of its Business in accordance with its past practice; and

(D)

preserve its relationships with customers of and suppliers to its Business and others having business relations with its Business.

Section 7.07

Approvals, Consents, Etc.  Each party shall use its reasonable efforts to consummate the transactions contemplated hereby prior to Closing and to obtain in writing prior to Closing all consents and approvals in order to effectuate the transactions contemplated hereby and shall deliver to the other party copies of such approvals and consents in form and substance reasonably satisfactory to the other party.

Section 7.08

Access Prior to Closing.  Prior to Closing:

(A)

FHHS shall grant MCI, MCI Affiliates, and their respective its accountants, attorneys and other authorized representatives, upon reasonable notice and during normal business hours, reasonable access to, and will make available for inspection and review, all properties, books, records, and accounting of FHHS in order that MCI and MCI Affiliates may have a reasonable opportunity to make such investigation as it shall desire to make of the FHHS Business; and

(B)

MCI and MCI Affiliates shall grant FHHS, FHHS’s Affiliates, and their respective accountants, attorneys and other authorized representatives, upon reasonable notice and during normal business hours, reasonable access to, and will make available for inspection and review, all properties, books, records, accounting, filings and other documents of MCI and MCI Affiliates in order that FHHS and FHHS Affiliates may have a reasonable opportunity to make such investigation as it shall desire to make of MCI and MCI Affiliates.

Section 7.09

Confidentiality.  Each of the Parties hereto agrees that it will not use, or permit the use of, any information relating to any other party hereto or their respective businesses with respect to the transactions contemplated herein ("Information") in a manner or for a purpose detrimental to such other party or otherwise than in connection with the transaction, and that they will not disclose, divulge, provide or make accessible (collectively, "Disclose"), or permit the Disclosure of, any of the Information to any person or entity, other that their respective directors, officers, employees, investment advisors, accountants, counsel and other authorized representatives and agents (who shall be bound by this Section), except as may be required by judicial or administrative process or, in the opinion of such party's counsel, by other requirements of law; provided, however, that prior to any Disclosure of any Information permitted hereunder, the disclosing party shall first obtain the recipients' undertaking to comply with the provisions of this subsection with respect to such information.  The term "Information" as used herein shall not include any information relating to a party which the party disclosing such information can show:  (a) to have been in its possession prior to its receipt from another party hereto; (b) to be now or to later become generally available to the public through no fault of the disclosing party; (c) to have been available to the public at the time of its receipt by the disclosing party; (d) to have been received separately by the disclosing party in an unrestricted manner from a person entitled to disclose such information; or (e) to have been developed independently by the disclosing party without regard to any information received in connection with this transaction.  Each party hereto also agrees to promptly return to the party from whom it originally received such information all original and duplicate copies of written materials containing Information should the transactions contemplated herein not occur.  A party hereto shall be deemed to have satisfied its obligations to hold the Information confidential if it exercises the same care as it takes with respect to its own similar information.

Article VIII.

TRANSFER TAXES

Section 8.01

Transfer Taxes.  Any transfer, documentary, sales, use, stamp, registration and other such Taxes and fees incurred in connection with this Agreement shall be paid by MCI when due, and MCI will, at its sole expense, file all necessary Returns and documentation with respect to such Taxes.

Article IX.

CLOSING

Section 9.01

Closing Date.  The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Couzens, Lansky, Fealk, Ellis, Roeder & Lazar, P.C., 39395 West Twelve Mile Road, Suite 200, Farmington Hills, Michigan on or before the earlier of (i) _____________, 20__, provided the conditions to the Closing specified in Article II and Article III of this Agreement have been satisfied or waived by such date; and (ii) five (5) Business Days from the satisfaction of all conditions to the Closing specified in Article II and Article III (or such earlier or later date as the Parties shall otherwise agree).  The date on which the Closing shall occur is hereinafter referred to as the "Closing Date" and the Closing shall be deemed effective as of 12:01 a.m. on the Closing Date (“Effective Time”).  On the business day immediately preceding the Closing Date, the Parties shall conduct a pre-closing at the same location as the Closing, at which each party shall present for review by the other party copies in execution form of all documents required to be delivered by such party at the Closing.

Article X.

INDEMNIFICATION

Section 10.01

Indemnification by FHHS.  Except as limited in this Article X, FHHS shall indemnify and hold harmless MCI from and against any and all damages, losses, obligations, demands, Liabilities, claims, encumbrances, penalties, costs, and expenses, including reasonable attorneys' fees (and costs and reasonable attorneys' fees in respect of any action, including arbitration, to enforce this provision) (each an "Indemnity Claim"), arising from or relating to any breach of any of the covenants, representations or warranties made by FHHS in this Agreement, or in any other agreement or certificate executed and delivered by FHHS.

Section 10.02

Indemnification by MCI, MCI Affiliates and The Principals.  Except as limited in this Article X, MCI, MCI Affiliates and The Principals, jointly and severally, shall indemnify and hold harmless FHHS, Ruark and Pilkington from and against any

Indemnity Claim, arising from or relating to any breach of any of the covenants, representations or warranties made by MCI, MCI Affiliates and/or The Principals in this Agreement, or in any other agreement or certificate executed and delivered by MCI, MCI Affiliates and/or The Principals.

Section 10.03

Limitations on Indemnification.  Notwithstanding any other provision of this Agreement, the indemnity obligations of the Parties provided for in this Agreement shall be subject to the following limitations and conditions:

(A)

no claim for indemnification may be made by any party hereto except to the extent the aggregate amount of such Indemnity Claims by such party exceeds $10,000 (the "Basket") (and then only to the extent that such Indemnity Claims exceed the Basket), with Indemnity Claims limited to amounts not less than $5,000 per claim;

(B)

the Basket shall not limit, any Claim against any Party (i) if the representations are not true with respect to the Shares owned by such Shareholder, (ii) if the representations set forth in Section 3.09 are not true in all material respects, or (iii) with respect to any Claim under Section 8.01(d); and

(C)

Notwithstanding anything in this Section 10.03 to the contrary, in the event of any breach of a representation or warranty by any Party that is fraudulent, the representation or warranty that has been breached will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (regardless of any investigation made by any Party or on its behalf) and will continue in full force and effect for the period of the applicable statute of limitations and the limitations set forth in this Section 10.03 shall not apply to any Indemnity Claim that a Party may suffer, sustain or become subject to, as a result of, arising out of, relating to or in connection with any such breach.

Section 10.04

Survival of Representations and Warranties.

(A)

Except as otherwise expressly set forth in Section 10.04(b), the representations and warranties given in this Agreement shall survive forever following the Closing Date.

(B)

Notwithstanding anything in Section 10.04(a) to the contrary, the following representations and warranties shall terminate unless an Indemnity Claim with respect to such representation or warranty is provided prior to the Survival Date specified in this Section 10.04(b).  The following shall constitute the "Survival Dates" with respect to the representations and warranties noted in this Section 10.04(b):  (i) with respect to any Indemnity Claim arising from or related to a breach of the representations and warranties regarding Tax Matters, the Survival Date shall be the 60th day after expiration of the applicable statute of limitations (including any extensions thereto to the extent that such statute of limitations may be tolled); and (iii) with respect to any Indemnity Claim arising from or related to a breach of the representations and warranties regarding Legal Compliance and Events Subsequent to Most Recent Fiscal Year End, the Survival Date shall be the third anniversary of the Closing Date. The Parties agree that so long as written notice is given on or prior to the Survival Date with respect to such Indemnity Claim, the representations and warranties with respect to such breach shall continue to survive until such matter is resolved.

Section 10.05

Procedure.

(A)

Promptly (and in any event within 5 business days after the service of any citation or summons) after acquiring Knowledge of any Indemnity Claim for which one of the Parties hereto (the "Indemnified Party") may seek indemnification against another party pursuant to this Article X, the Indemnified Party shall give written notice thereof to each party which the Indemnified Party believes has an obligation to indemnify (the "Indemnifying Party").  This notice shall describe the claim, the amount thereof, and the method of computation, all with reasonable specificity to the extent practicable under the circumstances (the "Indemnification Notice").  Failure to timely provide the Indemnification Notice shall not relieve the Indemnifying Party of its obligations under this Article X except to the extent that the Indemnifying Party suffers damages caused by that failure.  The Indemnifying Party shall have the right to assume the defense of any Indemnity Claim with counsel of its own choosing, provided such counsel is reasonably acceptable to the Indemnified Party, upon delivery of notice to that effect to the Indemnified Party.  If the Indemnifying Party, after written notice from the Indemnified Party, fails to take action to defend the action resulting from the Indemnity Claim within 30 days of the receipt of such notice, the Indemnified Party shall have the right to defend the action resulting from the Indemnity Claim by counsel of its own choosing.  The Indemnifying Party shall have the right to settle or compromise any claim against the Indemnified Party without the consent of the Indemnified Party provided that the terms of the settlement or compromise provide for the unconditional release of the Indemnified Party and require the payment of monetary damages only.

(B)

Upon its receipt of any amount paid by the Indemnifying Party pursuant to this Article X, the Indemnified Party shall deliver to the Indemnifying Party such documents as it may reasonably request assigning to the Indemnifying Party any and all rights, to the extent indemnified, that the Indemnified Party may have against third Parties with respect to the Indemnity Claim for which indemnification is being received.

Section 10.06

Payment of Losses.  The Indemnifying Party shall pay to the Indemnified Party by wire transfer of immediately available funds the amount to which the Indemnified Party may become entitled by reason of the provisions of this Article X, within 10 days after such amount is determined either by mutual agreement of the Parties or pursuant to the dispute resolution proceeding described in Article XI of this Agreement.

Article XI.

DISPUTE RESOLUTION

Section 11.01

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan applicable to agreements made and to be performed entirely within that State, without regard to the conflicts of laws principles of Michigan.

Section 11.02

Jurisdiction; Service of Process.  Any action or Proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the Parties in the courts of the State of Michigan, County of Oakland, or, if it has or can acquire jurisdiction, in the United States District Court for the Eastern District of Michigan, and each of the Parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or Proceeding and waives any objection to venue in those courts.  Process in any action or Proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

Section 11.03

Attorney's Fees.  The court may instruct the non-prevailing party to pay all costs of the Proceedings, including the fees and expenses of the court and the reasonable attorney's fees and expenses of the prevailing party.

Article XII.

TERMINATION

Section 12.01

Termination.  Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and the transactions contemplated herein abandoned:

(A)

by the mutual written consent of all Parties hereto at any time prior to the Closing;

(B)

by MCI in the event of a material breach by FHHS of any provision of this Agreement, which breach is not remedied within 10 days after receipt of notice thereof (or if earlier, the Drop Dead Date);

(C)

by FHHS in the event of a material breach by MCI or the Principals of any provisions of this Agreement, which breach is not remedied within 10 days after receipt of notice thereof (or if earlier, the Drop Dead Date);

(D)

by either party if the Closing does not occur on or before _______________, 2004 (the "Drop Dead Date"); provided, however, that the party seeking termination pursuant to this clause may not terminate this Agreement if such party is in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

The provisions set forth in Article XII, this Section 12.01 and Sections 8.04(b), 10.01, 10.02, 13.03, and 13.05 shall survive any termination.  Nothing in this Article XII shall be deemed to release any party from any Liability for any willful breach by such party of the terms and provisions of this Agreement or to impair the right of any party to seek specific performance by another party of its obligations under this Agreement.

Article XIII.

MISCELLANEOUS

Section 13.01

Counterparts; Signatures.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The Parties agree to accept facsimile copies of signatures to this Agreement as originals.

Section 13.02

Best Efforts; Cooperation.  Subject to the terms and conditions of this Agreement, each party shall use its Best Efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.  The Parties each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement, and from time to time, upon the request of any other party to this Agreement and without further consideration, to execute, acknowledge and deliver in proper form any further instruments, and take such other action as such other party may reasonably require, in order to effectively carry out the intent of this Agreement.

Section 13.03

Expenses.  Except for the expenses to be paid by a Party pursuant to an express provision of this Agreement, each Party shall pay such Party's own fees, costs and expenses (including, but not limited to, those owing to investment bankers, brokers, attorneys and accountants) incurred in connection with the transactions contemplated in this Agreement ("Expenses").  Any of such Expenses previously paid by MCI which are the responsibility of MCI Affiliates shall be repaid by MCI Affiliates to MCI on the Closing Date.

Section 13.04

Headings.  The headings contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of this Agreement.

Section 13.05

Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (a) upon delivery, if personally delivered; (b) on the third business day after being deposited with the U.S.  Postal Service, if sent by certified or registered mail, return receipt requested; (c) on the next day after being deposited with a reliable overnight delivery service; or (d) upon receipt of an answer back, if transmitted by facsimile, postage prepaid in all cases other than facsimile, addressed to the other party at the following addresses, or facsimile numbers in the case of a facsimile:

If to FHHS and/or Ruark or Pilkington:

Family Home Health Services

801 West Ann Arbor Trail

Suite 200

Plymouth, MI 48170

Facsimile No: 734-455-1670

Copies to:

COUZENS, LANSKY, FEALK, ELLIS, ROEDER & LAZAR, P.C.

39395 West Twelve Mile Road, Suite 200

Farmington Hills, Michigan 48331

Facsimile No: 248/324-2571

Attention: Alan C. Roeder, Esq.

If to MCI, MCI Affiliates and/or The Principals:

Myocash, Inc.

______________________

______________________

Facsimile No: ___________

Any party may change its address for purposes of this Section 13.05 by giving the other Parties written notice of the new address in the manner set forth above.

Section 13.06

Entire Agreement.  This Agreement and the agreements expressly contemplated herein, including the Exhibits and Schedules referred to herein which form a part of this Agreement, contain the entire understanding of the Parties with respect to the transactions provided for in this Agreement and supersedes all prior agreements and understandings, written or oral, between the Parties with respect to the transactions contemplated by this Agreement.

Section 13.07

Access to Records.  MCI shall retain possession of all files and records which relate to the FHHS Business before the Closing Date, for a period of five years after Closing and shall provide Mr. Watkins with reasonable access thereto.  In addition, from and after the Closing Date, upon reasonable notice and during normal business hours, MCI shall provide to Ruark and/or Pilkington and their attorneys, accountants and other representatives, at their expense, access to such files and records as they may reasonably deem necessary to properly prepare for, file, prove, answer, prosecute, and/or defend any return, filing, audit, protest, claim, suit, inquiry, or other Proceeding.  They shall be entitled, at their own expense, to make and to retain copies of any such records in existence as of the Closing.

Section 13.08

Waiver of Compliance; Modifications.  The party for whose benefit a warranty, representation, covenant or condition is intended may in writing waive any inaccuracies in the warranties and representations contained in this Agreement or waive compliance with any of the covenants or conditions contained herein and so waive performance of any of the obligations of the other party hereto, and any defaults hereunder; provided, however, that such waiver shall not affect or impair the waiving party's rights with respect to any other warranty, representation or covenant or any default hereunder.  No supplement, modification or amendment of this Agreement shall be binding unless it is in writing and executed by all of the Parties hereto.

Section 13.09

Validity of Provisions.  Should any part of this Agreement be declared by any court of competent jurisdiction to be invalid, such decision shall not affect the validity of the remaining portions of this Agreement, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated therefrom, it being the intent of the Parties that they would have executed the remaining portions of this Agreement without including any such part or portion which may be declared invalid.

Section 13.10

No Intention to Benefit Third Parties.  The provisions of this Agreement are not intended to, and shall not, benefit any Person other than the Parties to this Agreement, the provisions hereof are not intended to, and shall not create any third party beneficiary right in any Person.

Section 13.11

Construction.

(A)

The words "hereof", "herein", "hereto", "hereunder" and "hereinafter" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(B)

The Parties have participated jointly in the negotiation and drafting of this Agreement, and, in the event of an ambiguity or a question of intent or a need for interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(C)

Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

(D)

The word "including" means "including, without limitation".

(E)

Words of any gender used in this Agreement shall be held and construed to include any other gender; words in the singular shall be held to include the plural; and words in the plural shall be held to include the singular; unless and only to the extent the context indicates otherwise.

Section 13.12

Assignment.  Except as set forth below, neither this Agreement nor any right, interest or obligation hereunder may be assignable or transferable by FHHS, MCI, MCI Affiliates, Mr. Watkins or The Principals without the prior written consent of the other Parties and any purported assignment without such consent shall be void and without effect.

Section 13.13

Parties in Interest.  This Agreement shall inure to the sole benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.  Nothing in this Agreement, express or implied, shall give or be construed to give to any person or entity, other than the Parties hereto and their respective successors and permitted assigns, any legal or equitable right hereunder.

Section 13.14

Specific Performance.  The Parties hereto acknowledge and agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damage would be difficult to determine, and that the Parties shall be entitled to specific enforcement of the terms hereof, in addition to any other remedy at law or in equity.

Section 13.15

Tax Effect.  It is the Parties' intent that the transactions contemplated by this Agreement qualify as a Tax-free transaction pursuant to the Code.

Section 13.16

No Additional Representations; Disclaimer Regarding Estimated and Projections.  MCI, MCI Affiliates and The Principals each acknowledge that neither FHHS, Ruark, Pilkington, nor any other Person or entity acting on behalf of FHHS or any of their respective Affiliates has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Business of FHHS except as expressly set forth in this Agreement or as and to the extent required by this Agreement to be set forth in the Schedules hereto.  MCI, MCI Affiliates and The Principals each further agree that none of FHHS, Ruark, Pilkington nor any other Person or entity acting on behalf of FHHS or any of their respective Affiliates will have or be subject to any liability to MCI, MCI Affiliates and The Principals or any other Person resulting from the distribution to MCI, MCI Affiliates and The Principals or any other Person by them, or MCI's, MCI Affiliates’ and The Principals’ or any other Person's  use of, any such information and any information, document, or material made available to them in management presentations or any other form in expectation of the transactions contemplated by this Agreement.

In connection with MCI's, MCI Affiliates’ and The Principals’ investigation of FHHS, the FHHS Affiliates and their respective Businesses, MCI, MCI Affiliates and The Principals or other Persons have or may receive certain projections, including projected statements of operating revenues and income from operations of the Business for periods following the Closing and certain business plan information for such post-Closing periods.  MCI, MCI Affiliates and The Principals and each such other Person acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans,  that they are each familiar with such uncertainties, that they are each taking full responsibility for making their own respective evaluations of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that all such Persons shall have no claim against FHHS, the FHHS Affiliates, Ruark, Pilkington or any other Person or entity acting on behalf of FHHS or any of their respective Affiliates with respect thereto.  Accordingly, none of FHHS, the FHHS Affiliates, Ruark, Pilkington or any other Person or entity acting on behalf of FHHS or any of their respective Affiliates make any representation or warranty with respect to such estimates, projections and other forecasts and plans.

Article XIV.

DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings (such meanings applicable to both the singular and plural forms of the terms defined):

"Affiliate" or "Affiliates" means any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person.

"Agreement" means this Agreement as the same may be amended, modified, restated or replaced from time to time.

"Ancillary Agreements" means all agreements (other than this Agreement) which are contemplated by this Agreement to which any one or more Parties are signatories

"Best Efforts" means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this Agreement and the transaction contemplated in this Agreement.

"CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

"MCI" means Myocash, Inc., a Nevada corporation.

"Drop Dead Date" has the meaning set forth in Section 12.01(d) of this Agreement.

"Effective Time": The date on which the Closing shall occur is referred to as the "Closing Date" and the Closing shall be deemed effective as of 12:01 a.m. on the Closing Date (“Effective Time”).

"Employee Benefit Plan(s)" means any (a) qualified or nonqualified Employee Pension Benefit Plan as defined in Section 3(2) of ERISA (including any Multiemployer Plan as defined in Section 3(37) of ERISA), (b) Employee Welfare Benefit Plan as defined in Section 3(1) of ERISA, or (c) fringe or other employee benefit plan, policy, program, and arrangement, whether or not subject to ERISA and whether or not funded.

"Employee Pension Benefit Plan" shall have the meaning set forth under Section 3(2) of ERISA.

"Employee Welfare Benefit Plan" shall have the meaning set forth under Section 3(1) of ERISA.

“Environmental, Health, and Safety Requirements"  means all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including, without limitation, all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, Threatened release, control, or cleanup of any Hazardous Materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

"Expenses" has the meaning given to that term in Section 13.03 of this Agreement.

"GAAP" means generally accepted United States accounting principles, applied on a consistent basis.

"Governmental Body" means any:

(a)

nation, state, county, city, town, village, district, or other jurisdiction of any nature;

(b)

federal, state, local, municipal, foreign, or other government;

(c)

governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

(d)

multi-national organization or body; or

(e)

body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or Taxing Authority or power of any nature.

"FHHS" means FHHS, Inc., a Delaware limited liability company.

"Hazardous Materials" means (a) any substance that is or becomes defined as a "hazardous substance," "hazardous waste," "hazardous materials," pollutant, or contaminant under any Environmental Requirements, including, but not limited to, CERCLA, SARA, RCRA, and any other analogous federal, state, local, or foreign law; (b) petroleum (including crude oil and any fraction thereof); and (c) any natural or synthetic gas (whether in liquid or gaseous state).

"hereof", "herein", "hereto", "hereunder" and "hereinafter" have the respective meanings given to those terms in Section 13.11(a) of this Agreement.

"including" has the meaning given to that terms in Section 13.11(d) of this Agreement.

"Indemnification Notice" has the meaning set forth in Section 10.04(a).

"Indemnified Party" has the meaning set forth in Section 10.04(a) of this Agreement.

"Indemnifying Party" has the meaning set forth in Section 10.04(a) of this Agreement.

"Indemnity Claim" has the meaning set forth in Section 10.01 of this Agreement.

"Information" has the meaning set forth in Section 7.10 of this Agreement.

"Intellectual Property" means the patents and inventions, registered and material unregistered trademarks and service marks, trade names and styles, logos and designs, trade secrets, technical information, engineering procedures, designs, know-how and processes (whether confidential or otherwise), software, copyrights and other intellectual property (including applications for any of the aforesaid), in each case under development, used or reasonably necessary to permit satisfactory operation of the business of FHHS, the FHHS Subsidiaries, or MCI, as the context requires, as presently constituted.

"Interim MCI Financial Statements" has the meaning given to that term in Section 6.06 of this Agreement.

"Interim FHHS Financial Statements" has the meaning given to that term in Section 5.06 of this Agreement.

"Knowledge" means that an individual will be deemed to have "Knowledge" of a particular fact or other matter if:

(a)

that individual is actually aware of such fact or other matter; or

(b)

a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.

A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, employee, manager, member, consultant, independent contractor, agent or representative of such Person (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter.

"Latest MCI Balance Sheets" has the meaning given to that term in Section 6.06 of this Agreement.

"Latest FHHS Balance Sheets" has the meaning given to that term in Section 5.06 of this Agreement.

"Leased Real Property" has the meaning given to that term in Section 5.07 of this Agreement.

"Legal Requirement(s)" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

"Liabilities" means current and long-term liabilities of Party, as the context requires.

"Lien" means any mortgage, deed of trust, lien, pledge, charge, claim, option, right of first refusal or call, encumbrance, easement, encroachment, right of a third party, security interest or other interest or restriction of any kind or character.

"Material Adverse Effect" means a material adverse effect on the assets, properties, results of operations or financial condition of the Party in question, as the context requires.

"NASD" has the meaning given to that term in Paragraph 5 of the Introductory Statements to this Agreement.

"Parties" means the Persons who are executing this Agreement and/or one or more Ancillary Agreement.  A "Party" is any one of the Parties.

"Permits" have the meaning set forth in Section 4.14 of this Agreement.

"Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a trust or any other entity or organization including a government or political subdivision or an agency or instrumentality thereof.

"Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

"Returns" has the meaning set forth in Section 4.07 of this Agreement.

"SEC" means the United States Securities and Exchange Commission or any Governmental Body or agency succeeding to the functions thereof.

"Securities Act" means the Securities Act of 1933, as amended, and the regulations thereunder.

"Tax" means and includes any United States federal, state, local or foreign income, net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding on amounts paid by a Person, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit, custom, duty, or any other tax obligation of a Person of any kind whatsoever arising from its or their operations and activities, together with any interest or penalty relating thereto, imposed by any Taxing Authority.

"Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

"Taxing Authority" means any domestic or foreign governmental authority having responsibility for the imposition of any Tax.

"Threatened" means a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made to a Person (orally or in writing) or any notice has been given to that Person (orally or in writing).

In Witness Whereof, the parties hereto have executed this Agreement.

Family Home Health Services, L.L.C., a Delaware limited liability company

s/s K Ruark

By: Kevin R. Ruark

Its: President

Dated: January 17, 2005

__s/s_K Ruark_________________

Kevin R. Ruark

Dated: January 17, 2005

___s/s James Pilkington____

James  H. Pilkington

Dated: January 17, 2005

Myocash, Inc., a Nevada corporation

s/s Marvin Winick

By: Marvin Winick

Its: President

Dated: January 17, 2005

Principals

___s/s Marvin Winick_____________

 Marvin Winick

Dated: January 17, 2005

Exhibit 2.01

Articles of Incorporation of MCI

Exhibit 2.02

Amended and Restated Bylaws of MCI

Schedule 2.03

Directors of MCI as of the Effective Time

Kevin R. Ruark

James H. Pilkington

Schedule 2.04

Officers of MCI as of the Effective Time

Kevin R. Ruark

President

James H. Pilkington

Vice-President

James Mitchell

Treasurer

Vicki Welty

Secretary

Schedule 5.03

Contravention

No Exceptions

Schedule 5.06

Financial Statements

Schedule 5.07

Liabilities

None

Schedule 5.08(a)

Legal Compliance

No Exceptions

Schedule 5.08(b)

Permits

No Exceptions

Schedule 5.09

Tangible Assets

No Exceptions

Schedule 5.10

Title to Personal Property

No Exceptions

Schedule 5.12(a)

Contracts

Service agreement between Family Home Health Services and Low Vision Works

Service agreement between Family Home Health Services and Triad Senior Living

Service agreement between Family Home Health Services and ILS, LLC.

Employment agreement between Family Home Health Services and Melinda Tuminia

Office space leases for offices in;

Naples, FL

Ft Myers, FL

Port Charlotte, FL

Sarasota, FL

Plant City, FL

Clearwater, FL

Winter Haven, FL

Winter Park, FL

Port St. Lucie, FL

Boca Raton, FL

Pembroke Park, FL

Hialeah, FL

Plymouth, MI

Management agreements between Family Home Health Services and Family Home Health Services, LLC. a Florida corporation.

Management agreements between Family Home Health Services and FHHS, LLC. a Michigan corporation.

Schedule 5.12(b)

Contract Validity

No Exceptions

Schedule 5.13

Tax Matters

No Exceptions

Schedule 5.14(a)

Intellectual Property

No Exceptions

Schedule 5.14(b)

Intellectual Property Compliance

No Exceptions

Schedule 5.15

Labor and Employment Matters

No Exceptions

Schedule 5.16(a)

Pension Plans

No Exceptions

Schedule 5.16(b)

Welfare Plans

No Exceptions

Schedule 5.16(d)

Other Benefit Plans

No Exceptions

Schedule 5.17

Material Adverse Changes

No Exceptions

Schedule 5.18(a)

Events Subsequent to FHHS Most Recent Fiscal Year End

No Exceptions

Schedule 5.19

Environment, Health and Safety Matters

No Exceptions

Schedule 5.20

Affiliated Transactions

FHHS, LLC. a Michigan corporation  -  Kevin R. Ruark  25% equity

FHHS, LLC. a Michigan corporation  -  James H. Pilkington  25% equity

FHHS, LLC. a Michigan corporation has a liability owing to Family Home Health Services of $181,463 as of December 31, 2004

Family Home Health Services, LLC a Florida corporation - Kevin R. Ruark 25.5% equity

Family Home Health Services, LLC a Florida corporation – James H. Pilkington 25.5% equity

Schedule 5.21

Names and Locations

No Exceptions

Schedule 5.22

Suppliers and Customers

Customers;

Medicare

Triad Senior Living

Suppliers;

United Healthcare of Florida

Low Vision Works

Sprint PCS

American International Companies

Collier Physical Therapy

Golden Rule Software

SRS Therapy

Guardian

Jefferson Pilot

Synergy Healthcare Assistant

Schedule 5.24

Receivables

No Exceptions

Schedule 5.26

Rights Under Warranties

None

Schedule 5.28

Directors and Officers

Kevin R. Ruark – President, Secretary, Treasurer

James H. Pilkington – Vice President

Schedule 5.29

Brokers' or Finder's Fees

No Exceptions

Exhibit 6

Principals

Marvin Winick

Schedule 6.01

Organization; Power; and Qualification

Schedule 6.03

Noncontrovention

No Exceptions

Schedule 6.04

Capital Structure of MCI

6,250,000 Shares of Common Stock

No Exceptions

Schedule 6.05

Subsidiaries and Investments

No Exceptions

Schedule 6.06

Financial Statements

Schedule 6.07

Undisclosed Liabilities

No Exceptions

Schedule 6.08(a)

Legal Compliance

No Exceptions

Schedule 6.08(b)

Permits

No Exceptions

Schedule 6.09(a)

Contracts

None

Schedule 6.09(b)

Contract Validity

No Exceptions

Schedule 6.10

Tax Matters

No Exceptions

Schedule 6.11(a)

Intellectual Property

No Exceptions

Schedule 6.11(b)

Intellectual Property Compliance

No Exceptions

Schedule 6.12

Labor and Employment Matters

No Exceptions

Schedule 6.15(a)

Events Subsequent to Most Recent Fiscal Year End

No Exceptions

Schedule 6.16

Environmental, Health and Safety Matters

No Exceptions

Schedule 6.17

Affiliated Transactions

No Exceptions

Schedule 6.18

Names and Locations

No Exceptions

Schedule 6.21

Directors and Officers

Marvin Winick

Schedule 6.22

Brokers' or Finder's Fees

No Exceptions

Schedule 7.01

Operation of Business Prior to Closing

No Exceptions